UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant ☒	Filed by a party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12
CATALYST BIOSCIENCES, INC.
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

CATALYST BIOSCIENCES, INC.
611 Gateway Boulevard, Suite 710
South San Francisco, California 94080
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON    , 2022
To the Stockholders of Catalyst Biosciences, Inc.:
NOTICE IS HEREBY GIVEN that the 2022 annual meeting of stockholders (the “Annual Meeting”) of Catalyst Biosciences, Inc., a Delaware corporation (the “Company”), will be held on    , 2022, at 8:00 a.m., Pacific Time at 611 Gateway Boulevard, Suite 710, South San Francisco, California 94080.
You will be able to attend the Annual Meeting and vote your shares for the following purposes:
1.
To elect three Class I directors of our Board of Directors (the “Board”) to serve for the ensuing three years expiring at the 2025 annual meeting of stockholders and until such director’s successor is duly elected and qualified or until such director’s earlier death, resignation, disqualification or removal;

2.	To hold a non-binding, advisory vote to approve the compensation of the Company’s Named Executive Officers;
3.	To ratify the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022;
4.
To vote on a non-binding, advisory basis on a stockholder proposal submitted by JDS1, LLC, CCUR Holdings, Inc., CIDM II, LLC, Julian D. Singer, and David S. Oros (collectively, “JDS1”) to request that the Board take the steps necessary to declassify the Board (in a manner that does not affect the unexpired terms of the previously elected directors) and to require that all directors stand for election annually, with such declassification of the Board done in the most expeditious manner available under the Delaware General Corporation Law;

5.	To approve an amendment to our Fourth Amended and Restated Certificate of Incorporation, as amended (the “Charter”), to provide for the declassification of our Board; and
6.	To transact other business that may properly come before the Annual Meeting or any adjournments or postponements thereof.
You can find more information about each of these items, including the nominees for directors, in the proxy statement accompanying this notice of annual meeting. The record date for the Annual Meeting is the close of business on July 15, 2022 (the “Record Date”). Only stockholders of record as of the Record Date are entitled to notice of and to vote at the meeting or adjournment(s) or postponement(s) thereof. A complete list of these stockholders will be available during normal business hours for ten days prior to the Annual Meeting at 611 Gateway Boulevard, Suite 710, South San Francisco, California 94080. A stockholder may examine the list for any legally valid purpose related to the Annual Meeting. The list will also be available during the Annual Meeting for inspection by any stockholder present at the Annual Meeting.
It is extremely important that your shares are represented and voted. Whether or not you plan to attend the Annual Meeting, please vote as soon as possible. If your shares are held in street name by a broker, trustee or other nominee and you do not instruct this nominee how to vote your shares, your shares will not be voted on any matter.
Please note that JDS1 has stated its intention to nominate three (3) nominees for election to the Board at the Annual Meeting in opposition to the nominees recommended by our Board. You may receive solicitation materials from JDS1, including proxy statements and gold proxy cards. We are not responsible for the accuracy of any information provided by or relating to JDS1 or its nominees contained in solicitation materials filed or disseminated by or on behalf of JDS1 or any other statements JDS1 or its representatives may make.
YOUR VOTE IS IMPORTANT
PLEASE SUBMIT YOUR PROXY AS PROMPTLY AS POSSIBLE BY FOLLOWING
THE INSTRUCTIONS ON THE ENCLOSED WHITE PROXY CARD

Your Board unanimously recommends a vote “FOR” the three nominees proposed by your Board on the enclosed WHITE proxy card, “FOR” proposals 2, 3 and 5, and “AGAINST” proposal 4, as each proposal is outlined in the proxy statement accompanying this notice of annual meeting. Your Board of Directors does NOT endorse any of the JDS1 nominees or its stockholder proposal (Proposal 4) and strongly urges you to DISCARD all gold proxy cards or other materials sent to you by JDS1. If you have previously submitted a gold proxy card sent to you by JDS1, you can revoke that proxy by signing and dating the enclosed WHITE proxy card and returning it in the postage-paid envelope provided or by voting via the internet or by telephone by following the instructions provided on the enclosed WHITE proxy card. Only your last-dated proxy will count, and the proxy may be revoked at any time prior to its exercise at the Annual Meeting as described in the accompanying proxy statement. Stockholders who have questions or would like additional information should contact the Company’s proxy solicitor, D.F. King & Co., Inc., toll-free at (866) 207-2239 or by e-mail at CBIO@dfking.com.
By order of the Board,

Nassim Usman, Ph.D.
President and Chief Executive Officer

South San Francisco, California
July  , 2022
* YOUR VOTE IS IMPORTANT SO PLEASE ACT TODAY! *

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
ANNUAL MEETING OF STOCKHOLDERS OF CATALYST BIOSCIENCES, INC.
TO BE HELD ON     , 2022

The proxy materials, including this Notice, the accompanying proxy statement and our annual report are available at the Investor Relations pages or our website at www.proxyvote.com.
If you have any questions or require assistance with voting your shares, please contact our proxy solicitor using the information set forth below:

D.F. King & Co., Inc.
48 Wall Street, 22nd Floor
New York, New York 10005
Brokers and Banks Call Collect: 212-269-5550
All Others Call Toll-Free: (866) 207-2239
Email: CBIO@dfking.com
YOUR VOTE IS IMPORTANT
PLEASE SUBMIT YOUR PROXY AS PROMPTLY AS POSSIBLE BY FOLLOWING
THE INSTRUCTIONS ON THE ENCLOSED WHITE PROXY CARD

i

CATALYST BIOSCIENCES, INC.

611 Gateway Boulevard, Suite 710
South San Francisco, California 94080

PROXY STATEMENT FOR THE
2022 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON     , 2022
The board of directors (the “Board”) of Catalyst Biosciences, Inc., a Delaware corporation (the “Company”), is soliciting your proxy to vote at the 2022 annual meeting of stockholders (the “Annual Meeting”) of the Company to be held on    , 2022, at 8:00 a.m., Pacific Time at 611 Gateway Boulevard, Suite 710, South San Francisco, California 94080, including at any adjournment(s) or postponement(s) of the Annual Meeting. Unless otherwise indicated in this proxy statement or the context requires otherwise, the words “Company,” “Catalyst,” “we,” “us” and “our” refer to Catalyst Biosciences, Inc., a Delaware corporation, together with its subsidiary, Catalyst Bio, Inc.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING: THIS PROXY STATEMENT AND THE ACCOMPANYING FORM OF PROXY ARE FIRST BEING SENT OR GIVEN TO THE COMPANY’S SECURITY HOLDERS ON JULY   , 2022.

PROXY STATEMENT SUMMARY
This summary is included to provide an introduction and overview of the information contained in this proxy statement. This is a summary only and does not contain all of the information we have included in this proxy statement. You should refer to the full proxy statement for more information about us and the proposals you are being asked to consider. For more complete information regarding our 2021 performance, please review our Annual Report on Form 10-K for the year ended December 31, 2021 filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 31, 2022 and amended on May 2, 2022.
Information About the Annual Meeting of Stockholders
Our Board is soliciting proxies for the Annual Meeting.
Time and Date	8:00 a.m. Pacific Time, on , 2022

Place*	611 Gateway Boulevard, Suite 710, South San Francisco, California 94080

Record Date	The close of business on July 15, 2022

Voting	Each share of common stock is entitled to one vote at the Annual Meeting.
YOUR VOTE IS VERY IMPORTANT. Whether or not you plan to attend the Annual Meeting, we encourage you to vote as soon as possible so that your shares are represented. We urge you to vote TODAY by following the instructions on the enclosed WHITE proxy card and voting via the internet or telephone or by mailing the card in the postage-paid envelope provided. Voting in the manner described on your WHITE proxy card will not prevent you from attending the Annual Meeting and voting then, but will ensure that your vote is counted if you are unable to attend.
Proposals and Board Recommendations for Voting
Proposals	Unanimous Board Recommendation:	For more detail, see page:
Proposal 1 – Election of three Class I directors of our Board to serve for the ensuing three years expiring at the 2025 annual meeting of stockholders and until such director’s successor is duly elected and qualified or until such director’s earlier death, resignation, disqualification or removal	“FOR” EACH OF OUR BOARD’S NOMINEES	19

Proposal 2 – A non-binding, advisory vote to approve the compensation of the Company’s Named Executive Officers	FOR	23

Proposal 3 – The ratification of our appointment of EisnerAmper LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2022	FOR	24

Proposal 4 – A stockholder proposal submitted by JDS1, LLC, CCUR Holdings, Inc., CIDM II, LLC, Julian D. Singer, and David S. Oros (collectively, “JDS1”) to approve a non-binding proposal to request that the Board take the steps necessary to declassify the Board	AGAINST	25

Proposal 5 – The approval of an amendment to our Fourth Amended and Restated Certificate of Incorporation, as amended (the “Charter”), to provide for the declassification of our Board	FOR	26
* Special Note Regarding COVID-19. Given the public health and safety concerns related to COVID-19, we ask that each stockholder evaluate the relative benefits to them personally of in-person attendance at the

Annual Meeting and take advantage of the ability to vote by proxy via internet or telephone, as instructed on the WHITE proxy card that has been provided to you. If you elect to attend in person, we ask that you follow recommended guidance, mandates, and applicable executive orders from federal and state authorities, particularly as they relate to social distancing and attendance at public gatherings. If you are not feeling well or think you may have been exposed to COVID-19, we ask that you vote by proxy for the meeting. Should further developments with COVID-19 necessitate that we change any material aspects of the Annual Meeting, we will make public disclosure of such changes. We thank you for your cooperation as we balance opportunities for stockholder engagement with the safety of our community and each of our stockholders.
Proposal 1 – Election of Directors
Our Board currently comprises the following eight directors: Andrea Hunt, Jeanne Y. Jew, Augustine Lawlor, Geoffrey Ling, M.D., Ph.D., Errol B. De Souza, Sharon Tetlow, Nassim Usman, Ph.D., Eddie Williams. You are being asked to elect three director nominees, Augustine Lawlor, Geoffrey Ling, M.D., Ph.D., and Eddie Williams to serve as Class I directors of our Board to serve for the ensuing three years expiring at the 2025 annual meeting of stockholders and until such director’s successor is duly elected and qualified or until such director’s earlier death, resignation, disqualification or removal.
Information regarding our director nominees, each of whom is independent under Nasdaq listing rules, is set forth below. For additional information concerning this proposal and our director nominees, see “Proposal 1—Election of Directors” on page 19, and for additional information regarding our directors, see “Corporate Governance” on page 27.
OUR BOARD UNANIMOUSLY RECOMMENDS VOTING “FOR” THE ELECTION OF EACH OF OUR BOARD’S NOMINEES ON THE ENCLOSED WHITE PROXY CARD.
Name(1)	Age	Director Since	Employment Description	Board Committees
				Audit	Compensation	Governance and Nominating
Augustine Lawlor	65	2006	Chief Operating Officer of Leap Therapeutics, Inc.	X	X

Geoffrey Ling, M.D., Ph.D.	65	2020	Chief Executive Officer of On Demand Pharmaceuticals, Inc.		X

Eddie Williams	66	2018	Special Advisor (and interim US chief commercial officer) to the CEO of Ascendis Pharma, Inc.			X
Proposal 2 – Advisory Vote to Approve Executive Compensation
We are asking you to approve, on an advisory basis, the compensation of the Named Executive Officers (“NEOs”), as disclosed in the Company’s proxy statement for the Annual Meeting, including the compensation tables and other related disclosure beginning on page 38. We believe that the objectives of our executive compensation program, as they relate to our NEOs, are appropriate for a company of our size and stage of development and that our compensation policies and practices help meet those objectives. In addition, we believe that our executive compensation program, as it relates to our NEOs, achieves an appropriate balance between fixed compensation and variable incentive compensation, pays for performance and promotes an alignment between the interests of our NEOs and our stockholders. Accordingly, we are asking our stockholders to approve the compensation of our NEOs.
For additional information concerning this proposal, see “Proposal 2—Advisory Vote to Approve Executive Compensation” beginning on page 23. In addition, please see the information set forth in “Executive Compensation” and the accompanying compensation tables and other related disclosure beginning on page 38.

Proposal 3 – Ratification of Appointment of Independent Registered Public Accounting Firm
We are asking you to ratify the appointment of EisnerAmper LLP as our independent registered public accounting firm for 2021. Although a stockholder vote for this appointment is not required by law, if the appointment of EisnerAmper LLP is not ratified at the Annual Meeting, the Audit Committee will consider whether to appoint a different independent registered public accounting. Even if the appointment is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.
For additional information concerning this proposal, see “Proposal 3—Ratification of Appointment of Independent Registered Public Accounting Firm” starting on page 24, and for information concerning the fees we paid to EisnerAmper LLP during 2021 and 2020, see “Principal Accountant Fees and Services” beginning on page 24.
Proposal 4 – Vote, on an Advisory (Non-binding) Basis, on a Stockholder Proposal to Declassify the Board
JDS1 intends to present a stockholder proposal at our Annual Meeting to approve, on an advisory (non-binding) basis, a request that the Board take the steps necessary to declassify the Board (in a manner that does not affect the unexpired terms of the previously elected directors) and to require that all directors stand for election annually, with such declassification of the Board done in the most expeditious manner available under the Delaware General Corporation Law. The Board has already taken the steps requested by this stockholder proposal and is seeking approval of Proposal 5 to amend the Charter to declassify our Board.
For additional information concerning this proposal, see “Proposal 4—Vote, on an Advisory (Non-binding) Basis, on a Stockholder Proposal to Declassify the Board” starting on page 25.
Proposal 5 – Approval of an Amendment to our Fourth Amended and Restated Certificate of Incorporation, as Amended, to Provide for the Declassification of our Board
Under the Company's Charter, our Board is divided into three classes, with members of each class holding office for staggered, three-year terms. Approximately one-third of our directors stand for election at the annual meeting of stockholders each year. We are asking stockholders to adopt and approve an amendment of our Charter to declassify our Board of Directors (the “Charter Amendment”). If the proposed Charter Amendment is adopted and approved by the stockholders, the declassification of the Board would be phased in commencing with the 2023 annual meeting of stockholders and would result in the classified Board of Directors being fully phased out (and all Board members standing for annual elections) commencing with the 2025 annual meeting of stockholders.
For additional information concerning this proposal, see “Proposal 5—Approval of an Amendment to our Fourth Amended and Restated Certificate of Incorporation, as Amended, to Provide for the Declassification of our Board” starting on page 26.
Board and Corporate Governance Highlights
Board and Corporate Governance Highlights
7 of 8 Directors are Independent	Risk Oversight by Full Board and Committees
75% Racial or Ethnic Diversity on Board	Disclosure of Board Skills Matrix
Regular Board and Committee Meetings	Rigorous Stock Ownership Requirements for Directors and Executive Officers
Separate Chair and Chief Executive Officer	Hedging and Pledging Prohibitions
2 out of 3 Board Committee Chairs are Female	Code of Business Conduct and Ethics

Board Skills, Background and Core Competencies
Our Governance and Nominating Committee regularly evaluates the skills, qualifications and competencies identified as important for directors to provide effective oversight to our Company. For additional information, see “Board Diversity and Skill Matrixes (as of July 15, 2022)”, starting on page 33.
Board Diversity and Inclusion
We are committed to fostering an environment of diversity and inclusion, including among our Board members. For additional information, see “Board Diversity and Skill Matrixes (as of July 15, 2022)”, starting on page 33.
Financial and Business Information
Catalyst is a biotechnology company focused on protease therapeutics to address unmet medical needs in disorders of the complement and coagulation systems. After the transaction of its complement pipeline, Catalyst’s product candidates consist of the coagulation related assets marzeptacog alfa (activated) (“MarzAA”), dalcinonacog alfa (“DalcA”), and CB 2679d-GT. MarzAA is a SQ administered next generation engineered coagulation Factor VIIa (“FVIIa”) for the treatment of episodic bleeding and prophylaxis in subjects with rare bleeding disorders. DalcA is a next-generation SQ administered FIX. CB 2679d-GT is an AAV-based gene therapy construct harboring the DalcA sequence. Both MarzAA and DalcA have shown sustained efficacy and safety in mid-stage clinical trials and are available for partnering. CB 2679d-GT has obtained preclinical proof-of-concept and is also available for partnering.
Financial and Business Highlights
•	Announced two headcount reductions, resulting in substantial annual expenditure savings
•	Engaged Perella Weinberg Partners (“PWP”), a leading global independent advisory firm, as a financial advisor to assist the Company in exploring strategic alternatives
•	Completed a $60 million cash sale of certain assets to Vertex Pharmaceuticals Incorporated, of which $55 million has been received and $5 million remains subject to various conditions
•	Announced a commitment to distribute available cash to stockholders as soon as the Company’s liabilities and obligations are known and to further monetize the Company’s other assets.

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING
Proxy Materials
Q:	Why has the Board provided these proxy materials?
A:
The Board has made these proxy materials available to you on the internet, or, upon your request, has delivered printed proxy materials to you, in connection with the solicitation of proxies to vote at the Annual Meeting to be held on    , 2022, at 8:00 a.m., Pacific Time at 611 Gateway Boulevard, Suite 710, South San Francisco, California 94080. You are receiving this proxy statement and the accompanying WHITE proxy card from us because you owned shares of our common stock as of the close of business on July 15, 2022, which is the Record Date for the Annual Meeting. As a stockholder of record as of the Record Date, you are cordially invited to attend the Annual Meeting and we request that you vote on the proposals described in this proxy statement. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may simply vote your shares by proxy via the internet or telephone or by completing, signing and returning the enclosed WHITE proxy card. This proxy statement includes information that we are required to provide to you under the SEC rules and that is designed to assist you in voting your shares.

Q:	What information is contained in this proxy statement?
A:
The information in this proxy statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the compensation of our directors and certain of our executive officers, corporate governance, and certain other required information.

Q:	What am I voting on?
A:	The following matters will be voted on at the Annual Meeting:
•	the election of three directors for a term of three years;
•	advisory approval of the compensation of the Company’s named executive officers;
•	ratification of EisnerAmper LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2022;
•	a stockholder proposal submitted by JDS1 to request, on an advisory basis, that the Board take the steps necessary to declassify the Board;
•	approval of an amendment to our Charter to provide for the declassification of our Board; and
•	any other proposals that are properly introduced.
Q:	How does the Board recommend that I vote?
A:
Our Board recommends that you vote your shares using the WHITE proxy card “FOR” all three of the nominees to the Board as set forth in Proposal No. 1, “FOR” the advisory approval of the compensation of the Company’s named executive officers, “FOR” the ratification of EisnerAmper LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2022, “AGAINST” the advisory approval of the stockholder proposal submitted by JDS1 to request that the Board take the steps necessary to declassify the Board, and “FOR” the approval of an amendment to our Charter to provide for the declassification of our Board.

The Board does NOT endorse any of the JDS1 nominees or its stockholder proposal and strongly urges you NOT to sign or return any gold proxy card sent to you by JDS1.
Q:	Why might I be receiving proxy materials from JDS1?
A:
JDS1, stockholders which collectively beneficially own approximately 7.64% of our outstanding common stock, has provided notice that (1) it may nominate at the Annual Meeting its own slate of three nominees to stand for election as directors, and (2) it may propose to approve a non-binding proposal to request that the Board take the steps necessary to declassify the Board (in a manner that does not affect the unexpired terms of the previously elected directors) and to require that all directors stand for election annually, with such declassification of the Board done in the most expeditious manner available under the Delaware General Corporation Law. You may receive solicitation materials from JDS1 seeking your proxy to vote for the JDS1 nominees and for the non-binding proposal to request that the Board take the steps necessary to declassify the Board.
We are not responsible for the accuracy of any information provided by or relating to JDS1 or its nominees contained in solicitation materials filed or disseminated by or on behalf of JDS1 or any other statements JDS1 or its representatives may make.
Q:	What should I do if I receive proxy materials from JDS1 or another third party?
A:
The Board does NOT endorse any JDS1 nominee, and urges you to vote using the WHITE proxy card. The Board unanimously recommends a vote “FOR” the election of each of the Board’s nominees, whose names are set forth on the enclosed WHITE proxy card.

IF YOU DO RECEIVE ANY MATERIALS FROM JDS1 OR ANOTHER THIRD PARTY, THE BOARD URGES YOU TO DISCARD ANY GOLD PROXY CARD SENT TO YOU BY JDS1 OR SUCH THIRD PARTY. IF YOU HAVE ALREADY VOTED USING A GOLD PROXY CARD SENT TO YOU BY JDS1, YOU HAVE EVERY RIGHT TO CHANGE YOUR VOTE.
Voting to “withhold” with respect to any of the JDS1 nominees on its gold proxy card is not the same as voting for our Board’s nominees. This is because a vote to “withhold” with respect to any of the JDS1 nominees on its gold proxy card will revoke any previous proxy submitted by you. Only the latest-dated proxy you submit will be counted. DO NOT RETURN ANY GOLD PROXY CARD SENT TO YOU BY JDS1 EVEN AS A PROTEST VOTE AGAINST JDS1 OR THE JDS1 NOMINEES.
Q:	Can I access these proxy materials on the internet?
A:
Yes. Commencing on or about July    , 2022, the proxy materials, including the Notice of Annual Meeting, this proxy statement and our Annual Report, will be made available for viewing, printing, and downloading at www.proxyvote.com. The proxy materials will also be available, on or around July    , 2022, at http://www.sec.gov. On our website at www.catalystbiosciences.com in the Investor Relations section, we provide links to our filings with the SEC, including this proxy statement, as a courtesy. All proxy materials will remain posted on www.proxyvote.com at least until the conclusion of the Annual Meeting. Please note that, while our proxy materials will be made available at certain websites, no other information contained on those websites is incorporated by reference in or considered to be a part of this proxy statement or our future filings with the SEC.

Q:	What should I do if I receive more than one set of voting materials?
A:
You may receive more than one set of voting materials from us, including multiple WHITE proxy cards or WHITE voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please vote each WHITE proxy card and each WHITE voting instruction card that you receive by using the instructions contained on those cards.

JDS1 has provided notice that it may nominate at the Annual Meeting the JDS1 nominees to stand for election as directors. As a result, you may receive proxy solicitation material from JDS1. If you wish to vote pursuant to the recommendation of our Board, you should disregard any gold proxy card that you receive that is not a WHITE proxy card.
If you withhold your vote on any of JDS1 nominee using JDS1’s gold proxy card, your vote will not be counted as a vote for our Board’s nominees and will result in the revocation of any previous vote that you may have cast on the WHITE proxy card. OUR BOARD URGES YOU NOT TO RETURN ANY GOLD PROXY CARD THAT MAY BE SENT TO YOU BY JDS1, EVEN AS A PROTEST VOTE AGAINST JDS1 OR THE JDS1 NOMINEES.
Q:	What happens when two stockholders share the same address?
A:	The Company has adopted a procedure approved by the SEC called “householding.” Under this procedure, stockholders of record who have the same address and last name, and who do not participate in electronic delivery of proxy materials, will receive only one set of the proxy materials, unless one or more of these stockholders notifies the Company that they wish to receive individual copies. We believe this will provide greater convenience for stockholders, as well as cost savings for the Company by reducing the number of duplicate documents that are mailed. We also believe householding reduces the environmental impact of the Annual Meeting by reducing the number of duplicate documents that are printed. Stockholders who participate in householding will continue to receive separate proxy cards. Householding will not in any way affect your rights as a stockholder.
If you are eligible for householding, but you and other stockholders of record with whom you share an address currently receive multiple copies of our proxy materials, or if you hold stock in more than one account, and in either case you wish to receive only a single copy of each of these documents for your household, please contact the Company if you hold your stock directly by mail at Catalyst Biosciences, Inc., c/o Secretary, 611 Gateway Boulevard, Suite 710, South San Francisco, California 94080, by phone at (650) 266-8657, or email at investors@catbio.com. Alternatively, if you hold your stock in a brokerage account, please contact your broker. If you participate in householding and wish to receive a separate copy of our proxy materials, or if you do not wish to participate in householding and prefer to receive separate copies of these documents in the future, please contact the Company or your broker.
We hereby undertake to deliver promptly, upon written or oral request, a copy of the proxy materials to a stockholder at a shared address to which a single copy of the proxy materials was delivered. Beneficial owner of shares held in “street name” can request information about householding from their brokerage firm, bank, broker-dealer, trust, or other similar organization or other holder of record.
Q:	How may I obtain an additional set of voting materials?
A:
If you wish to receive an additional set of proxy materials now or in the future, you may write us to request a separate copy of these material from our principal executive offices at: Catalyst Biosciences, Inc., c/o Secretary, 611 Gateway Boulevard, Suite 710, South San Francisco, California 94080, by phone at (650) 266-8657, or email at investors@catbio.com.

Voting Information
Q:	Who may vote?
A:
You are entitled to vote if our records show that you held one or more shares of the Company’s common stock as of the close of business on July 15, 2022, the Record Date for the Annual Meeting. At that time, there were    shares of common stock outstanding and entitled to vote, and approximately    holders of record. Each share entitles you to one vote at the Annual Meeting.

Q:	What is the difference between holding shares as a stockholder of record and as a beneficial owner?
A:
If your shares are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company (the “Transfer Agent”), you are considered, with respect to those shares, the “stockholder of record.” As a stockholder of record, you have the right to vote in person at the Annual Meeting and the proxy materials, together with the WHITE proxy card, was mailed to you directly starting on or about July  , 2022.

If your shares are held in an account at a brokerage firm, bank, broker-dealer, trust, or other similar organization or other holder of record, you are a considered a “beneficial owner” of shares held in “street name.” If you are a beneficial owner, these proxy materials together with a WHITE voting instruction card will be forwarded to you by such brokerage firm, bank, broker-dealer, trust, or other similar organization or other holder of record who is considered, with respect to those shares, the stockholder of record. As a stockholder of record, the brokerage firm, bank, broker-dealer, trust, or other similar organization or other holder of record is entitled to vote at the Annual Meeting and, as a beneficial owner of the shares, you have the right to direct the brokerage firm, bank, broker-dealer, trust, or other similar organization or other holder of record on how to vote the shares. However, because a beneficial owner is not the stockholder of record, you may not vote your shares at the Annual Meeting unless you request and obtain a legal proxy from the brokerage firm, bank, broker-dealer, trust, or other similar organization or other holder of record. The legal proxy will give you the right to vote your shares at the Annual Meeting.

Q:	How can I vote my shares in person at the Annual Meeting?
A:
You may attend the Annual Meeting on    , 2022, at 8:00 a.m., Pacific Time at 611 Gateway Boulevard, Suite 710, South San Francisco, California 94080. Shares held in your name as the stockholder of record may be voted at the Annual Meeting. Shares held beneficially in street name may be voted in person only if you obtain a legal proxy from the broker, trustee or nominee that holds your shares giving you the right to vote the shares. See “Attending the Annual Meeting” below for more details. Even if you plan to attend the Annual Meeting, we urge you to also vote by returning a WHITE proxy card or by submitting your proxy or voting instructions as described below so that your vote will be counted if you later decide not to attend the Annual Meeting.

Q:	How do I vote my shares without attending the Annual Meeting?
A:
Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct how your shares are voted without attending the Annual Meeting. If you are a stockholder of record, you may vote by signing and returning in the envelope provided the WHITE proxy card. If you hold shares beneficially in street name, you may vote by submitting voting instructions to your brokerage firm, bank, broker-dealer, trust, or other similar organization or other holder of record. The WHITE proxy card also contains instructions on how to vote via the internet or by telephone. For shares held beneficially in street name, the voting instruction card provided by your brokerage firm, bank, broker-dealer, trust, or other similar organization or other holder of record will include instructions on how to vote by telephone, internet or by mail.

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By Mail. Stockholders of record may vote by submitting proxies by completing, signing, dating and returning, in the accompanying postage prepaid envelope, your WHITE proxy card. Stockholders who hold shares beneficially in street name may vote by mail by completing, signing, dating and returning the voting instruction cards provided and mailing them in the accompanying postage prepaid envelope provided to their brokerage firm, bank, broker-dealer, trust, or other similar organization or other holder of record. Please allow sufficient time for the receipt of your proxy card or voting instruction cards if you decide to vote by mail.

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By internet. Stockholders of record can vote their shares by following the “Vote by Internet” instructions on their WHITE proxy cards. Please have each WHITE proxy card you received in hand when you vote over the internet as you will need information specified therein to submit your vote. Most stockholders who hold shares beneficially in street name may direct the voting of their shares by accessing the website specified on the voting instruction cards provided by their brokerage firm, bank, broker-dealer, trust, or other similar organization or other holder of record. Please check the voting instruction card for internet voting availability.

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By Telephone. Stockholders of record can vote their shares by following the “Vote by Phone” instructions on their WHITE proxy cards. Please have each WHITE proxy card you received in hand when you vote by telephone as you will need information specified therein to submit your vote. Most stockholders who hold shares beneficially in street name may direct the voting of their shares by phone by calling the number specified on the voting instruction card provided by their brokerage firm, bank, broker-dealer, trust, or other similar organization or other holder of record. Please check the voting instruction card for telephone voting availability.

Q:	Can I change my vote after I have returned my proxy card?
A:
Yes. After you have submitted a proxy, you may change your vote at any time before the Annual Meeting. If you are the stockholder of record, you may change your vote by granting a new proxy bearing a later date (which automatically revokes your earlier proxy, including on your vote on all matters set forth on such earlier proxy whether or not such matter is listed on the newly submitted proxy), by providing a written notice of revocation to our Corporate Secretary prior to your shares being voted, or by attending the Annual Meeting and voting. Attendance at the Annual Meeting will not cause your previously granted proxy to be revoked unless you specifically so request. For shares you hold beneficially in street name, you may change your vote by submitting new voting instructions to your brokerage firm, bank, broker-dealer, trust, or other similar organization or other holder of record, or, if you have obtained a legal proxy from your nominee giving you the right to vote your shares, by attending the Annual Meeting and voting.
Your Board urges you to revoke any gold proxy card you may have returned that you received from JDS1. If you have previously signed a gold proxy card sent to you by JDS1, you have every right to change your vote. You may revoke that proxy and vote as recommended by our Board by following the instructions on the enclosed WHITE proxy card by voting via the internet or by telephone returning the card in the enclosed paid postage. Only your latest-dated proxy will be counted. Submitting a JDS1 gold proxy card—even if you withhold your vote on the JDS1 nominees—will revoke any votes that you previously made on the WHITE proxy card. Accordingly, if you wish to vote pursuant to the recommendation of our Board, you should disregard any gold proxy card that you receive that is not a WHITE proxy card. Do not return any gold proxy card that you may receive from JDS1, even as a protest vote against JDS1 or the JDS1 nominees. Your Board of Directors does NOT endorse any JDS1 nominee or its stockholder proposal and strongly urges you to DISCARD all gold proxy cards or other materials sent to you by JDS1.
Q:	What constitutes a quorum for purposes of the Annual Meeting?
A:
To carry on business at the Annual Meeting, we must have a quorum. A quorum is present when a majority of the outstanding shares entitled to vote, as of the Record Date, are represented in person or by proxy. As of the Record Date,   shares of our common stock must be represented in person or by proxy to have a quorum. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker) or if you vote in person at the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is not a quorum at the Annual Meeting, we may adjourn the meeting.

Q:	What vote is required, and how will my votes be counted, to elect the director nominees and to approve each of the other proposals discussed in this Proxy Statement?
Proposal	Voting Options	Vote Required to Adopt the Proposal	Effect of Abstentions	Effect of Broker Non-Votes
Proposal 1 – Election of Directors	For or withhold on each director nominee	Plurality of the votes of the shares present and entitled to vote either in person or by proxy	No effect	Broker discretionary voting is not permitted, and broker non-votes have no effect on the outcome of this proposal.

Proposal 2 – Advisory Vote to Approve Executive Compensation	For, against or abstain	“FOR” vote from the holders of a majority of the voting power present and entitled to vote either in person or by proxy	Treated as votes against	Broker discretionary voting is not permitted, and broker non-votes have no effect on the outcome of this proposal.

Proposal 3 – Ratification of Appointment of Independent Registered Public Accounting Firm	For, against or abstain	“FOR” vote from the holders of a majority of the voting power present and entitled to vote either in person or by proxy	Treated as votes against
Broker discretionary voting is not permitted if JDS1 delivers its proxy materials to your broker, bank or other nominee on your behalf. If JDS1 does not provide you with a proxy card or voting instruction form, your broker, bank or other nominee will be able to vote your shares with respect to this proposal, and broker non-votes will not be applicable. Broker non-votes will have no effect on the outcome of this proposal.

Proposal	Voting Options	Vote Required to Adopt the Proposal	Effect of Abstentions	Effect of Broker Non-Votes
Proposal 4 – Vote, on an Advisory (Non-binding) Basis, on a Stockholder Proposal to Declassify the Board	For, against, or abstain	“FOR” vote from the holders of a majority of the voting power present and entitled to vote either in person or by proxy	Treated as votes against	Broker discretionary voting is not permitted, and broker non-votes have no effect on the outcome of this proposal.

Proposal 5 – Approval of an Amendment to our Charter to Provide for the Declassification of our Board	For, against or abstain	“FOR” vote from the holders of at least 66 2/3% of the outstanding shares of common stock, as of the Record Date	Treated as votes against	Broker discretionary voting is not permitted, and broker non-votes are treated as votes against this proposal.
You may either vote “FOR” all the nominees to the Board or you may “WITHHOLD” your vote for any nominee(s) you specify. You may vote “FOR” or “AGAINST” each of Proposals 2, 3, 4 or 5, or abstain from voting. If you elect to abstain from voting on any of these proposals, the abstention will have the same effect as an “AGAINST” vote with respect to such proposal.
If you are a stockholder of record and sign and return your WHITE proxy card or WHITE voting instruction form without giving specific voting instructions, your shares will be voted as recommended by our Board. If you are a beneficial holder and do not return a voting instruction form, your broker may only vote on “routine” matters, such as the ratification of the appointment of EisnerAmper LLP. However, because JDS1 has indicated its intention to deliver proxy materials in opposition to our Board to your broker to forward to you on their behalf, with respect to the accounts to which JDS1 mails its proxy materials, the broker nominee will not be able to exercise its discretion to vote with respect to such accounts on any of the proposals at the Annual Meeting, including the ratification of the appointment of EisnerAmper LLP.
The Company’s bylaws provide for plurality voting in director elections, and the three nominees receiving the highest number of affirmative votes will be elected as directors. Voting to “withhold” with respect to any of the JDS1 nominees on its gold proxy card is not the same as voting for our Board’s nominees. This is because a vote to “withhold” with respect to any of the JDS1 nominees on its gold proxy card will revoke any previous proxy submitted by you. DO NOT RETURN ANY GOLD PROXY CARD SENT TO YOU BY JDS1 EVEN AS A PROTEST VOTE. Your Board strongly urges you to DISCARD all gold proxy cards or other materials sent to you by JDS1.
The affirmative vote of a majority of the shares of common stock present and entitled to vote either in person or represented by proxy is required to approve each of Proposals 2, 3, and 4. The affirmative vote from the holders of at least 66 2/3% of the outstanding shares of common stock as of the Record Date would be required for the approval of Proposal 5.
If you are a beneficial owner and do not provide the stockholder of record with voting instructions, your shares may constitute broker non-votes (see “What are broker non-votes and what effect do they have on the proposals?” below).
Q:	What are broker non-votes and what effect do they have on the proposals?
A:
Generally, broker non-votes occur when shares held by a broker, bank, or other nominee in “street name” for a beneficial owner are not voted with respect to a particular proposal because the broker, bank, or other nominee (i) has not received voting instructions from the beneficial owner and (ii) lacks discretionary voting power to vote those shares with respect to that particular proposal.

A broker is entitled to vote shares held for a beneficial owner on “routine” matters, such as the ratification of the appointment of EisnerAmper LLP as our independent registered public accounting firm (Proposal 3), without instructions from the beneficial owner of those shares. On the other hand, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on “non-routine” matters, such as the election of our directors (Proposal 1), the advisory vote to approve executive compensation (Proposal 2), the advisory vote to approve JDS1 proposal to declassify the Board (Proposal 4) and the approval of an amendment to our Charter to provide for the declassification of our Board (Proposal 5). However, because JDS1 has indicated its intention to deliver proxy materials in opposition to our Board to your broker to forward to you on their behalf, with respect to the accounts to which JDS1 mails its proxy materials, the broker nominee will not be able to exercise its discretion to vote with respect to such accounts on any of the proposals, including the ratification of the appointment of EisnerAmper LLP as our independent registered public accounting firm (Proposal 3), at the Annual Meeting.
Thus, if you hold your shares in street name, it is critical that you cast your vote and instruct your broker about how you wish your shares to be voted if you want it to count in any of the proposals, including Proposal 3.
Broker non-votes are counted for purposes of determining whether or not a quorum exists for the transaction of business, but will not be counted for purposes of determining the number of shares represented and voted with respect to an individual proposal, and therefore will have no effect on the outcome of the vote on Proposals 2, 3, and 4, and will be treated as votes against Proposal 5. Thus, if you do not give your broker specific voting instructions, your shares will not be voted on the proposals and will not be counted in determining the number of shares necessary for approval.
Q:	Who will count the votes and serve as inspector of election?
A:	We have retained First Coast Results, Inc. (“First Coast”) to serve as inspector of election. In such capacity, First Coast will count and certify votes at the Annual Meeting.
Q:	What happens if other business not discussed in this proxy statement comes before the meeting?
A:
Other than the items of business described in this proxy statement, we are not aware of any other business to be acted upon at the Annual Meeting. If you grant a proxy using the enclosed WHITE proxy form, the persons named as proxy holders, Nassim Usman, Ph.D. and Seline Miller,, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting. If for any unforeseen reason either of our nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates that may be nominated by the Board.

Q:	Who pays for this solicitation?
A:
The Company is making this solicitation and will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes. If you choose to access the proxy materials and/or vote over the internet, you are responsible for internet access charges you may incur. If you choose to vote by telephone, you are responsible for any telephone charges you may incur. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors, officers and employees who will not receive any additional compensation for such solicitation activities. Upon request, we will also reimburse brokerage houses and other custodians, nominees and fiduciaries for forwarding proxy and solicitation materials to stockholders. Appendix A sets forth information relating to our directors, nominees, executive officers and employees who are considered “participants” in our solicitation under SEC rules.

As a result of the potential proxy contest initiated by JDS1, we may incur substantial additional costs in connection with the solicitation of proxies. We have retained D.F. King & Co., Inc., (“D.F. King”) to assist us in the solicitation of proxies for a fee of up to $   plus out-of-pocket expenses. D.F. King expects that approximately   of its employees will assist in the solicitation. Our expenses related to the solicitation of proxies from stockholders this year may substantially exceed those normally spent for an annual meeting of stockholders if a contest is initiated. Such additional costs are expected to aggregate to approximately $    . To date of the mailing of this Proxy Statement, we have incurred costs in an amount of approximately $    . These additional solicitation costs are expected to include: the fee payable to our proxy solicitor; fees of outside counsel and other advisors to advise the Company in connection with a contested solicitation of proxies; increased mailing costs, such as the costs of additional mailings of solicitation material to stockholders, including printing costs, mailing costs and the reimbursement of reasonable expenses of banks, brokerage houses and other agents incurred in forwarding solicitation materials to beneficial owners of our shares and the costs of retaining an independent inspector of election.
Q:	How can I find out the results of the voting at the Annual Meeting?
A:
Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in a Current Report on Form 8-K, which we will file within four business days of the Annual Meeting. A copy of the final voting results will also be made available on the “Investors” page of our website at www.catalystbiosciences.com or can be obtained by contacting our Secretary, by phone at (650) 266-8657, or email at investors@catbio.com, or found on the SEC website at www.sec.gov.

Attending the Annual Meeting
Q:	How do I attend the Annual Meeting?
A:
The Annual Meeting will be a meeting of stockholders to be held on   , 2022, at 8:00 a.m., Pacific Time at 611 Gateway Boulevard, Suite 710, South San Francisco, California 94080. The meeting will begin promptly at 8:00 a.m., Pacific Time. We encourage you to arrive at the venue prior to the start time and you should allow ample time for the check-in procedures.

Although we are currently planning to hold the Annual Meeting in person, we are monitoring the public health and travel concerns relating to COVID-19 and the related recommendations and protocols issued by federal, state and local governments. As a result, we may impose additional procedures or limitations on meeting attendees (beyond those described in this Proxy Statement) or in the event that it is not possible or advisable to hold our Annual Meeting in person as originally planned, we will announce alternative arrangements for the meeting as promptly as practicable, which may include holding the meeting solely by means of remote communication. We will announce any such changes, including details on how to participate, in advance in a press release, a copy of which will be filed with the SEC as additional proxy solicitation materials and posted on our website. Accordingly, if you are planning to attend our Annual Meeting, please monitor our website (at www.catalystbiosciences.com) prior to the meeting date.
Q:	What should I bring to check in at the 2022 Annual Meeting?
A:
All persons attending the Annual Meeting will be required to present a current form of government-issued picture identification. If you are a stockholder of record and attend the Annual Meeting, you may vote by ballot in person even if you have previously voted on a proxy card. If you hold shares beneficially in street name and wish to attend the Annual Meeting and vote in person, you must provide a “legal proxy” from your bank, broker or other nominee and proof of ownership on the record date (such as a recent brokerage statement) or the voting instruction form mailed to you by your bank, broker or other nominee. Your proxy is revocable in accordance with the procedures set forth in the proxy statement.

Q:	Is there a list of stockholders entitled to vote at the Annual Meeting?
A:
The names of stockholders of record entitled to vote will be available for inspection at the Annual Meeting. In addition, for ten (10) days prior to the meeting, the names of stockholders of record entitled to vote will be available for inspection by stockholders for any purpose germane to the meeting between the hours of 9:00 a.m. and 5:00 p.m., local time, at our offices located at 611 Gateway Boulevard, Suite 710, South San Francisco, California 94080. Please send a written request to our Secretary at Catalyst Biosciences, Inc., 611 Gateway Boulevard, Suite 710, South San Francisco, California 94080, or email investors@catbio.com to schedule an appointment.

Q:	Can I submit questions prior to the meeting?
A:	No, you can only submit questions during the meeting.
Q:	When are stockholder proposals due for next year’s annual meeting of the stockholders?
A:	Our stockholders are entitled to present proposals for action at a forthcoming meeting if they comply with the requirements of our bylaws and the rules established by the SEC.

Under Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), if you want us to include a proposal in the proxy materials for our 2023 annual meeting of stockholders, we must receive the proposal at our executive offices not later than    , 2023. If the date of next year’s annual meeting is moved more than 30 days before or after the anniversary date of this year’s annual meeting, the deadline for inclusion of proposals in the Company’s proxy statement is instead a reasonable time before we begin to print and mail our proxy materials. Such proposals also will need to comply with Securities and Exchange Commission regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials.
Our bylaws also establish an advance notice procedure for stockholders who wish to present a proposal before an annual meeting of stockholders but do not intend for the proposal to be included in our proxy materials. Stockholders must provide notice of any business that they wish to submit for consideration at the 2023 annual meeting to our executive offices no later than    , 2023 and no earlier than    , 2023. However, if the date of the 2023 annual meeting of stockholders advances by more than thirty (30) days or is delayed by more than sixty (60) days from    , 2023 (the first anniversary of the date of the Annual Meeting), the deadline will instead be not later than the close of business on the ninetieth (90th) day prior to such annual meeting or, if the first public disclosure of the date of such annual meeting is less than one hundred (100) days prior to such annual meeting, the close of business on the tenth (10th) day following such first public disclosure.
In addition to satisfying the foregoing requirements under our bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than    , 2023; provided if the date of the meeting has changed by more than 30 calendar days from the previous year, then notice must be provided by the later of 60 calendar days prior to the date of the annual meeting or the 10th calendar day following the day on which public announcement of the date of the annual meeting is first made by the Company.
Proposals should be addressed to the attention of our Secretary at our principal executive offices at 611 Gateway Boulevard, Suite 710, South San Francisco, California 94080, and we suggest that it be sent by certified mail, return receipt requested. Any proposal that you submit must comply with SEC rules.

BACKGROUND OF THE SOLICITATION
In July 2019, JDS1, LLC sent a letter to the Company’s board of directors calling for changes to the Company’s board composition and governance, and JDS1, LLC and other individuals and entities filed a Schedule 13D with the SEC disclosing their ownership position and reiterating the demands set forth in their letter to the Board. Shortly thereafter, Nassim Usman, the Company’s Chief Executive Officer, had a conversation with Julian Singer in which he indicated that the Board would consider his letter and respond following the next full Board meeting in September 2019.
In September 2019, in response to questions posed by Julian Singer regarding Catalyst’s product candidates, Dr. Usman also proposed to Julian Singer that he enter into a non-disclosure agreement with the Company to facilitate an open dialogue regarding the Company’s product development efforts and strategic decisions. Julian Singer declined to do so.
Between September 2019 and December 2019, members of the Governance & Nominating Committee of the Board, and then the other members of the Board, interviewed candidates proposed by Julian Singer as potential members of the Board, including Shelly Lombard. The Governance & Nominating Committee prioritized candidates with biotechnology, scientific or medical experience, and Dr. Usman communicated this to Julian Singer. Through dialogue with Julian Singer, additional candidates were considered, including Dr. Geoffrey Ling, who had been first identified by JDS1, LLC, and Sharon Tetlow, who had been identified by the Company. On November 15, 2019, Dr. Usman conducted a telephone conference call with Gary Singer and Julian Singer to discuss JDS1, LLC’s proposed candidates for the Board.
In January 2020, the Company and JDS1, LLC and other individuals and entities entered into a Cooperation Agreement pursuant to which Dr. Ling and Mr. Tetlow were appointed to the Company’s Board of Directors.
During 2021, the Governance & Nominating Committee continued to seek additional Board members who would bring additional deal-making and industry expertise to the Board. In March 2021, the Governance & Nominating Committee engaged a national search firm to conduct a search for additional directors with relevant industry background or dealmaking experience. This search identified Ms. Jeanne Jew, the Chief Business Officer of ALX Oncology Holdings Inc., a publicly traded company, and former Senior Vice President, Business Development of Paratek Pharmaceuticals, as a potential board candidate. Ms. Jew interviewed with members of the Governance & Nominating Committee and then with the other members of the Board of Directors starting in May 2021 and, following the recommendation of the Governance & Nominating Committee, was appointed to the Board of Directors by unanimous approval, effective September 8, 2021.
In October 2021, JDS1, LLC and other individuals and entities filed an amendment to its Schedule 13D, calling for, among other things, additional governance changes and for the Company to hire an independent financial advisor to explore strategic alternatives.
In October and November 2021, the Board and management, with input from financial advisors conducted a detailed review of possible paths for the Company to develop its complement assets, its hemophilia assets or both.
In November 2021, the Company announced that it was stopping clinical development of MarzAA and reducing headcount by approximately 27-full-time equivalent personnel, or approximately 35%, and that the Company expected to reduce its annual expenditures by approximately 40%.
On November 4, 2021, Dr. Usman conducted a telephone conference call with Gary Singer and Julian Singer to discuss JDS1, LLC’s Schedule 13D filing. On November 18, 2021, Dr. Usman conducted a telephone conference call with Gary Singer and Julian Singer to provide an update on the Company.
In December 2021, Julian Singer emailed Dr. Usman and proposed that the Board again consider Ms. Lombard along with Matthew Stecker and Igor Volshtyn, none of whom have experience in the biotechnology industry, as potential Board members.
In January 2022, JDS1, LLC sent a letter to Ms. Hunt, chair of the Governance & Nominating Committee of the Board of Directors, calling again for changes to the composition of the Board and the Company’s governance practices.

On January 14, 2022, Dr. Usman conducted a telephone conference call with Gary Singer and Julian Singer to discuss JDS1, LLC’s proposed candidates for the Board.
In January and February 2022, the Governance & Nominating Committee held five separate meetings and discussed, among other matters, the criteria for qualifications for prospective members of the Board, potential Board candidates, the Company’s governance practices -- including its classified Board structure — compared to comparable industry peer group companies, the appropriate size of the Board, as well as communications with Julian Singer regarding the potential terms of a settlement and cooperation agreement and potentially adding a member of the Board in advance of the Company’s annual meeting.
In February 2022, the Company engaged PWP as a financial advisor to assist the Company in exploring strategic alternatives.
Also in February 2022, the CEO and members of the Governance & Nominating Committee interviewed each of Julian Singer’s proposed nominees to the Board but did not conclude its consideration of their candidacy as nominees.
In February and March 2022, Ms. Hunt, as Chair of the Governance & Nominating Committee, engaged in several conversations and email exchanges with Julian Singer regarding the terms of a potential settlement and cooperation agreement. The Company also arranged for interviews between the remaining members of the Board and Julian Singer’s proposed nominees. Interviews with Ms. Lombard were scheduled for March 3 and March 7, 2022, and the Company was in the process of scheduling interviews with Mr. Stecker and Mr. Volshteyn.
On March 2, 2022, before the Board could complete interviews with Julian Singer’s proposed nominees, each nominee sent the Company an email withdrawing from the interview process. These emails all stated that JDS1, LLC was no longer interested in pursuing a settlement with the Company. On March 3, 2022, company counsel informed Julian Singer’s counsel that the Company was in the process of extending the March 11, 2022 nomination deadline under the Company’s bylaws and would do so the following week. Nevertheless, the following day, Julian Singer delivered a notice that the JDS1 Group intended to nominate three candidates to the Board and that the JDS1 Group intended to present a non-binding proposal at the annual meeting to encourage the Board to take actions to declassify the Board. On March 10, 2022, JDS1, LLC delivered a letter to the Company and Ms. Hunt with additional demands, and on March 15, 2022, JDS1, LLC demanded access to the Company’s books and records pursuant to Section 220 of the Delaware General Corporation Law (the “Section 220 Demand”).
In response to JDS1, LLC’s Section 220 Demand, on March 22, 2022, counsel for the Company again proposed that JDS1, LLC enter into a non-disclosure agreement to facilitate a constructive dialogue. On March 29, 2022, JDS1, LLC, through counsel, declined to execute the proposed non-disclosure agreement provided for a more limited agreement that would only apply to corporate books and records provided under the Section 220 demand.
During March 2022, Ms. Hunt and Julian Singer continued to communicate regarding the terms of a potential settlement and cooperation agreement. During March 2022, the Company continued to explore additional cost reductions and strategic alternatives. On March 31, 2022, in connection with the announcement of financial results as of December 31, 2021, the Company announced further expense reduction measures, including additional headcount reductions of 19 employees, or approximately 70%.
In addition, in April 2022, after the parties agreed to a limited confidentiality agreement, and after counsel for the Company indicated that the Company was working with its transfer agent to obtain and provide a stockholder list as requested by JDS1, LLC, JDS1, LLC filed suit in the Delaware Court of Chancery on April 20, 2022. Over the course of the following week, Company counsel provided information requested by JDS1, LLC, rendering unnecessary a hearing that had been scheduled for April 28.
Between February 17, 2022, and early April 2022, PWP and Catalyst reviewed Catalyst’s strategic alternatives, including licensing, sale of assets, and M&A transactions, and engaged with various potential counterparties. This engagement included outreach to approximately 75 potentially interested parties, the execution of confidentiality agreements with 15 parties, due diligence conducted by 14 parties, process letters sent to 13 parties, two offers received by the initial April 7, 2022 deadline for non-binding indications of interest, including an offer from Vertex Pharmaceuticals Incorporated (“Vertex”), and one subsequent verbal offer received.
While PWP and Catalyst were considering Catalyst’s strategic alternatives, Catalyst announced on March 15, 2022, that it had regained full rights to CB 2782-PEG, a C3-degrader for the treatment of dry AMD. Under the terms of the agreement, Biogen International GmbH returned the rights for further development of CB 2782-PEG and ended the collaboration on other potential AMD treatments.
Pursuant to the process letter sent by PWP to parties that expressed an interest in purchasing the complement assets and other strategic transactions, non-binding indications of interests were due by April 7, 2022. Catalyst received two preliminary, non-binding indications of interest, one from Vertex and one from another potential buyer that offered an initial upfront payment plus contingent milestone payments based on product development and regulatory approvals. Catalyst’s Board reviewed these proposals with PWP and Catalyst management and discussed negotiating strategies and plans. The Board determined that the offer received from Vertex was superior to the offer received from the other potential buyer based on various factors, including the contingent nature of the other party’s milestone payments compared to the Vertex bid which offered more cash up front.
On April 12, 2022, a final round process letter was sent to Vertex, requesting a final proposal and markup of the Asset Purchase Agreement by April 28, 2022.
On April 13, 2022, PWP sent Catalyst’s initial draft of the Asset Purchase Agreement (the “Draft APA”) to Vertex.
On April 13, 2022, Catalyst engaged the law firm Potter Anderson & Corroon LLP to advise on Delaware law matters with respect to the potential sale of the complement assets, including whether such transaction would require approval of the company’s stockholders under Delaware law.
On April 25, 2022, Catalyst received a preliminary, non-binding indication of interest from a third potential buyer of the complement assets, on terms that the Board of Directors determined were inferior to Vertex’s proposal.
Between April 12, 2022 and April 28, 2022, Vertex continued its diligence on Catalyst’s complement assets.
On April 28, 2022, JDS1 filed a preliminary proxy statement with the SEC.
On April 28, 2022, Vertex provided a final indication of interest for the acquisition of 100% of the complement assets along with comments and proposed edits to the Draft APA, proposing a $60 million purchase price, without milestones, consisting of a $55 million upfront cash payment at signing and a $5 million holdback payable upon the completion of certain obligations.
Between April 29, 2022 and May 19, 2022, Catalyst and Vertex negotiated the Draft APA, and Vertex continued and completed its diligence of the complement assets. During this period, Potter Anderson & Corroon engaged with the company and PWP in analysis of the proposed transaction and the value of the assets to be retained by Catalyst following the sale of the complement assets.
On May 12, 2022, the Board received the opinion of Potter Anderson & Corroon LLP that a vote of the Catalyst stockholders to approve the Transaction was not required under Delaware law.
Also on May 12, 2022, the Board of Directors of Catalyst discussed the offers received and unanimously resolved to approve the Transaction. Among the factors considered by the Catalyst Board were the consideration offered by Vertex, the amount and duration of the consideration holdback, the superiority of the terms offered by Vertex compared to other offers received following the extensive review of strategic alternatives and sale process, the fact that the Vertex proposal provided for a simultaneous signing and closing of the Transaction which was viewed favorably by the Catalyst Board and the certainty of closing the asset sale.
On May 19, 2022, Catalyst and Vertex signed the Asset Purchase Agreement and closed the transaction.

On May 23, 2022, Catalyst announced that it had entered into and closed an asset purchase agreement with Vertex pursuant to which Vertex acquired Catalyst’s complement portfolio for $60 million in cash, with $5 million retained as a hold-back until one year of the closing to satisfy certain post-closing indemnification obligations. Catalyst’s announcement noted that the final agreement also includes customary representations, warranties, and indemnification provisions.
On June 9, 2022, the Company announced that it had regained compliance with Nasdaq’s minimum bid price requirement and that it would hold its annual meeting on August 15, 2022, with a record date of July 15, 2022. On June 16, 2022, JDS1 delivered an update to its notice regarding its intention to nominate three candidates to the Board and submit a non-binding business proposal to de-stagger the Board. Each of JDS1’s candidates also provided updated information to the Company with respect to their nominations.
On June 15, 2022, JDS1, LLC filed suit against the Company and its directors alleging that the asset sale to Vertex was not in compliance with Section 271 of the Delaware General Corporation Law and that the members of the Board breached their fiduciary duties to Company stockholders by, among other things, not seeking a stockholder vote for the Vertex transaction or immediately disclosing the full asset purchase agreement. JDS1, LLC also sought an expedited hearing to require the Company to disclose the Vertex agreement. Although not required by SEC rules, and without admitting any liability, on June 27, 2022, Catalyst filed a Form 8-K providing background regarding the negotiations of the Vertex transaction and disclosing the asset purchase agreement, and the Company also issued a press release announcing its plans to distribute cash to stockholders.
On July 1, 2022, the Delaware Court of Chancery held a hearing on JDS1, LLC’s motion to expedite. The court denied the motion, finding that JDS1, LLC’s claims had effectively been mooted and that JDS1, LLC’s arguments in support of an expedited hearing were not colorable.
On July 8, 2022, the Company filed a preliminary proxy statement.

PROPOSAL 1 - ELECTION OF DIRECTORS
Pursuant to our certificate of incorporation and bylaws, our Board is divided into three classes with staggered three-year terms. The total number of authorized directors on our Board is currently fixed at eight. Three directors serve as Class I directors whose terms will expire at the annual meeting of stockholders.
Those three directors – Augustine Lawlor, Geoffrey Ling, M.D., Ph.D., and Eddie Williams – have been nominated to serve again as Class I directors. Each has agreed to stand for re-election and to serve as directors if elected; we have no reason to believe that any nominee will be unable to serve. Each director to be elected will hold office from the date of their election by the stockholders until the third subsequent annual meeting of stockholders and until his or her successor is elected and has been qualified, or until such director’s earlier death, resignation or removal.
Stockholders cannot submit proxies voting for a greater number of persons than the three nominees named in this Proposal 1.
There are no family relationships between any of our directors, nominees or executive officers. There are also no arrangements or understandings between any director, nominee or executive officer and any other person pursuant to which he or she has been or will be selected as a director and/or executive officer. In addition to the information set forth below, Appendix A sets forth information relating to certain of our directors, officers, and employees who are considered “participants” in this proxy solicitation under the rules of the SEC by reason of their position as Company directors or because they may be soliciting proxies on our behalf.
Nominees for Class I Directors
Name	Age	Class	Position
Augustine Lawlor	65	I	Independent Director, Chairman of the Board, Audit Committee Member, Compensation Committee Member

Geoffrey Ling, M.D., Ph.D.	65	I	Independent Director, Compensation Committee Member

Eddie Williams	66	I	Independent Director, Governance & Nominating Committee Member
Augustine Lawlor has served as a member of our Board since February 2006 and as Chairman of the Board since February 2018. Since August 2015, Mr. Lawlor has served on our Board as a Class I director. Since January 2016, Mr. Lawlor has served as Chief Operating Officer of Leap Therapeutics, Inc., an oncology company listed on Nasdaq. He has been a Managing Partner of HealthCare Ventures since 2000. From 1997 to 2000, he served as Chief Operating Officer of LeukoSite, Inc., a biotechnology company acquired by Millennium Pharmaceuticals Inc. in 1999. Mr. Lawlor was previously a management consultant with KPMG. He is currently a director of Cardiovascular Systems, Inc. and PainReform Ltd, which are listed on Nasdaq, and LayerBio, Inc. Mr. Lawlor received his Master’s in Public and Private Management from Yale University.
The Board believes that Mr. Lawlor brings an important insight and knowledge to the Board based on his experience as a successful venture capitalist, service on the boards of public and private companies, and roles in commercial and business development in the pharmaceutical and biotechnology industries.
Geoffrey Ling, M.D., Ph.D., has served as a member of our Board since January 2020 as a Class I director. Dr. Ling has been Professor of Neurology and Attending Neuro Critical Care Physician at Johns Hopkins Medical Institutions since 2000 and the Emeritus Professor of Neurology, Uniformed Services University of the Health Science since 2017. He has also been Vice-Chair of Research in the Department of Clinical Neurosciences at Inova Fairfax Medical Center, Fairfax, Virginia since 2017. In September 2016, he co-founded Predigen, Inc., a molecular diagnostics company, and since January 2016, he has served as the Chief Executive Officer of On Demand Pharmaceuticals, Inc., a company that he founded in 2016. He also serves on the boards of Photonics 657 and Ned Biosystems. Dr. Ling served as a Program Manager and then as the Director of the Defense Advanced Research Projects Agency (DARPA) Biological Technologies Office

from 2004 to 2015. Dr. Ling received a B.S. in Biology and History from Washington University, a Ph.D. in Pharmacology from Cornell University – Graduate School of Medical Sciences and an M.D. from Georgetown University School of Medicine.
Dr. Ling’s experience in the healthcare industry as an executive in the pharmaceutical industry, drug development and research work for both medical and academic institutions qualify him to serve on the Board.
Eddie Williams has served on our Board as a Class I director since January 2018. Mr. Williams has served as Special Advisor (and interim US chief commercial officer) to the CEO of Ascendis Pharma, Inc., a global biopharma company, since March 2020. From 2006 to January 2017, Mr. Williams served as Senior Vice President of biopharmaceuticals at Novo Nordisk Inc., a global healthcare company, where he was responsible for the general management of all aspects of the biotechnology business for the U.S. in three therapeutic areas, including hemophilia. From 2003 to 2006, Mr. Williams was Vice President of sales in the Respiratory and Dermatology Business Unit at Novartis Pharmaceuticals Corp., a global healthcare company, where he ran all sales aspects of the respiratory and dermatology businesses. Prior to Novartis Pharmaceuticals Corp., Mr. Williams held numerous sales and marketing positions of increasing responsibility at Pharmacia & Upjohn Company, a global pharmaceutical company that was acquired by Pfizer in 2002. Mr. Williams has served as a member of the board of directors for BioAlta since December 2021. Mr. Williams has also been recognized as Industry Leader of the Year by the National Hemophilia Foundation and chaired fundraising for the Boys & Girls Club of Trenton/Mercer County. Mr. Williams received his B.S. in biology and chemistry from Marshall University.
The Board believes that Mr. Williams brings valuable experience and insight into the pre-commercial and commercial market and the biotechnology business.
Continuing Directors
Name	Age	Class(1)	Position
Andrea Hunt	62	II	Independent Director, Governance and Nominating Committee Chair
Errol B. De Souza, Ph.D.	68	III	Independent Director, Compensation Committee Chair, Governance and Nominating Committee Member
Jeanne Y. Jew	59	III	Independent Director, Audit Committee Member
Nassim Usman, Ph.D.	63	II	President and Chief Executive Officer
Sharon Tetlow	62	III	Independent Director, Audit Committee Chair
(1)	The terms of Class II directors will expire at the 2023 annual meeting. The terms of Class III directors will expire at the 2024 annual meeting.
Errol B. De Souza, Ph.D. served as a member of the board of directors of Targacept from 2004 until the completion of the merger in 2015. Since the completion of the merger, Dr. De Souza has served on our Board as a Class III director. Dr. De Souza is currently the Executive Chairman and a member of the board of directors of Bionomics Ltd, a biopharmaceutical company. Dr. De Souza also serves as a member of the boards of directors for Royalty Pharma and Cyclerion Therapeutics. Dr. De Souza has substantial experience as an executive in the biopharmaceutical industry. From March 2010 until January 2016, he served as President and Chief Executive Officer of Biodel Inc., a specialty pharmaceutical company, and from January 2017 until December 2019, he served as President, CEO and a member of the board of directors of Neuropore Therapies, Inc., a biotechnology company. Previously, Dr. De Souza also served as President and Chief Executive Officer of Archemix Corporation, a biopharmaceutical company, and as President and Chief Executive Officer of Synaptic Pharmaceutical Corp. until its sale to H. LundbeckA/S. Over Dr. De Souza’s career, he has served in a number of high-ranking research and development roles, including Senior Vice President and U.S. head of Research and Development for Aventis (now Sanofi-Aventis), Co-Founder, Executive Vice President of Research and Development and Director at Neurocrine Biosciences, Inc., and head of CNS Disease Research at DuPont Merck. Dr. De Souza received his B.A. (Honors) in Physiology and his Ph.D. in Neuroendocrinology from the University of Toronto and was postdoctoral fellow in Neuroscience at The Johns Hopkins University School of Medicine.

The Board believes that these experiences, together with his service as a director for other biopharmaceutical companies, enable Dr. De Souza to contribute valuable insight to the Board regarding pharmaceutical portfolio development and management from both large company and emerging company perspectives.
Andrea Hunt has served on our Board as a Class II director since October 2017. Ms. Hunt served as the Vice President of New Product Gene Therapy, Neuroscience, Oncology and Ophthalmology with Shire from June 2016 until June 2017, where she developed and integrated disease area strategies for Shire’s gene therapy platform, Neuroscience, Oncology and Ophthalmology franchises. She previously served as the Vice President Global Franchise Head for Blood Disorders with Baxalta from June 2015 to June 2016 before it was acquired by Shire. From 1988 to 2015, Ms. Hunt served in various roles with Baxter Healthcare, most recently as Vice President – Lead BAX855 and Gene Therapy in the Biosciences division from 2014 to 2015. Prior to that she was VP Regenerative Medicine where she ran the Global Cell Therapies business. Ms. Hunt serves on the board of OX2 Therapeutics, and is an advisor to Cell One Partners. She previously served as a board member of the Alliance for Regenerative Medicine and was an advisor to the Angiogenesis Foundation. She previously served on the Ryan Banks Academy board. She has also served as a board member for the Make A Wish National Foundation where she formed the first Medical Advisory Board. Ms. Hunt received her M.B.A. from the University of Michigan at Ann Arbor and her B.S. in Hospital Dietetics and B.A. in Foods & Nutrition from the University of Illinois at Urbana-Champaign.
The Board believes that Ms. Hunt’s breadth of experience with med tech, pharmaceutical and biotechnology companies, together with her service as a director for another biopharmaceutical company, make her suited to serve on the Board.
Jeanne Y. Jew has served as a member of our Board as a Class III director since September 2021. She has served as the Chief Business Officer of ALX Oncology Holdings Inc., a publicly traded company, since August 2020. Ms. Jew also currently serves as QB3 Executive Mentor to early-stage life science companies. Prior to joining ALX, she served as Senior Vice President, Business Development of Paratek Pharmaceuticals from July 2015 to March 2020. Previously, Ms. Jew served as Senior Vice President, Business Development for KaloBios Pharmaceuticals for seven years where she led business development, strategy, and market planning. Ms. Jew was Vice President, Corporate and Commercial Development at Onyx Pharmaceuticals from 2002 to 2007 and was responsible for executing the company’s co-promotion collaboration. Ms. Jew held business development positions at Coulter Pharmaceutical and became Vice President, Business Development following the acquisition of Coulter Pharmaceutical by Corixa Corporation. Earlier in her career, Ms. Jew also held business development positions at Scios, Inc. and Genentech, Inc. Ms. Jew holds a B.A.in Psychology from Wesleyan University and an M.B.A. from Cornell University.
The Board believes that Ms. Jew is qualified to serve on the Board due to her significant experience in the biopharmaceutical industry.
Sharon Tetlow has served as a member of our Board as a Class III director since January 2020. She also serves on the board and as audit committee chair of Valneva SE, a global vaccine company listed on Euronext Paris and Nasdaq and as board member, audit committee chair and nominating and governance committee member of Dice Molecules, a life sciences company listed on Nasdaq. She is a board member of Altamont Pharma Acquisition Corp, a biotech special purpose acquisition corporation. She has served as Managing Partner of Potrero Hill Advisors since January 2016. Potrero Hill Advisors provides strategic and operational financial support to life science companies through its team of chief financial officers and controllers. In connection with her role as managing partner of Potrero Hill Advisors, Ms. Tetlow and her team have led the finance function at numerous biotechnology companies. Before that she had a distinguished career as a biotech CFO. Ms. Tetlow was previously the Managing Director of Danforth Advisors, a firm that provides service offerings for life science companies, from April 2013 to December 2015. Ms. Tetlow received her B.S. in Psychology from University of Delaware and her M.B.A. from Stanford University.
Ms. Tetlow’s significant experience in corporate finance and strategic planning in the biotechnology and pharmaceutical industries, including her experience as board member or as chief financial officer of various publicly traded companies, qualify her to serve on the Board.

Nassim Usman, Ph.D., served as our President and Chief Executive Officer and a member of our board of directors since February 2006, and is currently serving as a Class II director. Dr. Usman is currently a Venture Partner at Morgenthaler Ventures. Prior to joining Morgenthaler in 2005, he was Senior Vice President and Chief Operating Officer at Sirna Therapeutics Inc., which was subsequently acquired by Merck, from 2004 to 2005, and held various R&D positions at both Sirna and Ribozyme Pharmaceuticals, including Vice President of R&D and Chief Scientific Officer, from 1992 to 2004. During his industrial career, Dr. Usman has overseen the entry of several drugs into clinical development, completion of multiple licensing deals with pharmaceutical and biotechnology companies and raised capital in both private and public financings. Prior to moving into the private sector in 1992, Dr. Usman was an NIH Fogarty and NSERC Postdoctoral Fellow and Scientist in the Departments of Biology and Chemistry at the Massachusetts Institute of Technology from 1987 to 1992. He has authored more than 70 scientific articles and is the named inventor in 130 issued patents and patent applications. Dr. Usman is a past director of Mosaic Biosciences, Principia Biopharma, Osprey Pharmaceuticals, Archemix Corporation and atugen AG (now Silence Therapeutics) and served on the science advisory boards of RXi Pharmaceuticals and Noxxon Pharma AG. He received his B.Sc. (Honours) and Ph.D. in Organic Chemistry from McGill University. In his doctoral dissertation, he developed a method for the solid-phase synthesis of RNA that is widely used in science and in two marketed RNA products (Macugen™ & Onpattro™).
Dr. Usman’s role as our President and Chief Executive Officer and extensive experience, both scientific and business, and innovations in the field of biotechnology, particularly with companies engaged in clinical drug development, enable him to bring a unique perspective to the Board. In addition, Dr. Usman’s academic expertise and accomplishments provide the Board with in-depth product and field knowledge.
Required Vote
The three nominees receiving the highest number of affirmative “FOR” votes shall be elected as Class I Directors. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the three nominees named above. If any nominee becomes unavailable for election as a result of an unexpected occurrence, shares that would have been voted for such nominee will instead be voted for the election of a substitute nominee proposed by our Board and its Governance and Nominating Committee. JDS1 has provided the Company with notice that it intends to nominate three individuals for election as directors at the Annual Meeting. The election of directors is expected to be considered a contested election, and the three nominees receiving the largest number of votes “FOR” election will be elected as directors.
Recommendation of the Board
The Board recommends a vote FOR each of Augustine Lawlor, Geoffrey Ling, M.D., Ph.D., and Eddie Williams on the WHITE proxy card. Our Board does NOT endorse any of the JDS1 nominees and strongly urges you NOT to sign or return any gold proxy card sent to you by JDS1.
Voting to “withhold” with respect to any of the JDS1 nominees on its gold proxy card is not the same as voting for our Board’s nominees. This is because a vote to “withhold” with respect to any of the JDS1 nominees on its gold proxy card will revoke any previous proxy submitted by you. DO NOT RETURN ANY GOLD PROXY CARD SENT TO YOU BY JDS1 EVEN AS A PROTEST VOTE. Your Board strongly urges you to DISCARD all gold proxy cards or other materials sent to you by JDS1. Only the latest validly executed proxy that you submit will be counted.

PROPOSAL 2 – ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION
The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 added Section 14A to the Exchange Act requiring that we provide our stockholders with the opportunity to vote to approve, on a nonbinding, advisory basis, the compensation of our Named Executive Officers as disclosed in this proxy statement in accordance with the compensation disclosure rules of the SEC.
Prior to casting your vote on this proposal, we encourage you to read the “Executive Compensation” section of this proxy statement (beginning on page 38) for a detailed discussion of our policies and practices relating to the compensation of our Named Executive Officers.
The Compensation Committee believes that the objectives of our executive compensation program, as they relate to our Named Executive Officers, are appropriate for a company of our size and stage of development and that our compensation policies and practices help meet those objectives. In addition, the Compensation Committee believes that our executive compensation program, as it relates to our Named Executive Officers, achieves an appropriate balance between fixed compensation and variable incentive compensation, pays for performance and promotes an alignment between the interests of our Named Executive Officers and our stockholders. Accordingly, we are asking our stockholders to approve the compensation of our Named Executive Officers.
This vote is advisory, which means that the vote on executive compensation is not binding on the Company, our Board or the Compensation Committee of the Board. The vote on this resolution is not intended to address any specific element of compensation, but rather relates to the overall compensation of our Named Executive Officers, as described in this proxy statement in accordance with the compensation disclosure rules of the SEC. To the extent there is a significant vote against our Named Executive Officer compensation as disclosed in this proxy statement, the Compensation Committee will evaluate whether any actions are necessary to address our stockholders’ concerns.
Accordingly, we ask our stockholders to vote “FOR” the following resolution at the Annual Meeting:
“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the Named Executive Officers, as disclosed in the Company’s Proxy Statement for the 2022 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Executive Compensation Table and other related disclosure.”
Recommendation of the Board:
The Board recommends a vote FOR the approval of the compensation of our Named Executive Officers, as disclosed in this proxy statement.

PROPOSAL 3 – RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee has recommended, and the Board has approved, the appointment of EisnerAmper LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022. EisnerAmper LLP has served as our independent registered public accounting firm since 2015. We are soliciting stockholder ratification of the appointment of EisnerAmper LLP, although stockholder ratification is not required by law. If the appointment of EisnerAmper LLP is not ratified at the Annual Meeting, the Audit Committee will consider whether to appoint a different independent registered public accounting firm.
A representative of EisnerAmper LLP is expected to be present at the Annual Meeting. This representative will have an opportunity to make a statement and will be available to respond to appropriate questions.
Principal Accountant Fees and Services
Current Independent Registered Public Accounting Firm Fees
The following table sets forth the fees for professional services rendered by EisnerAmper LLP, the Company’s independent registered public accounting firm, in connection with the audits of our annual financial statements for the years ended December 31, 2021 and 2020 and for other services rendered by EisnerAmper LLP during those periods. All fees described below were approved by the Audit Committee.
	Fiscal 2021	Fiscal 2020
Audit Fees(1):	$228,800	$303,903
Audit-Related Fees:	—	—
Tax Fees:	—	—
All Other Fees(2):	97,775	—
Total Fees:	$326,575	$303,903
(1)
Audit Fees include fees billed for the applicable year for services in connection with the audit of the Company’s financial statements included in its Annual Report on Form 10-K, quarterly reports on Form 10-Q and registration statements on Forms S-3 and S-8.

(2)	All Other Fees includes fees billed for the applicable year for comfort letters and consent letters delivered.
Audit Committee Pre-Approval Policy
The Audit Committee has adopted a policy that requires the Audit Committee to approve all audit and permissible non-audit services to be provided by the independent registered public accounting firm prior to its engagement to provide such services. The Audit Committee has established a pre-approval policy for certain audit and non-audit services, up to a specified amount for each identified service that may be provided by the independent registered public accounting firm. In addition, the Chairperson of the Audit Committee, or any member of the Audit Committee designated by the Chairperson, may specifically approve any service that is not a prohibited non-audit service if the fees for such service are not reasonably expected to exceed $10,000. Any such approval by the Chairperson or his designee must be reported to the Audit Committee at its next scheduled meeting. The pre-approved services of the independent registered public accounting firm, and corresponding maximum fees, are reviewed annually by the Audit Committee.
Recommendation of the Board:
The Board recommends a vote FOR ratification of EisnerAmper LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

PROPOSAL 4 – VOTE, ON AN ADVISORY (NON-BINDING) BASIS, ON A STOCKHOLDER PROPOSAL TO DECLASSIFY THE BOARD
We received notice from JDS1 of its intention to present at the Annual Meeting a non-binding proposal requesting that the Board take the steps necessary to declassify the Board in the most expeditious manner available under the DGCL, but in a manner that does not affect the unexpired terms of the previously elected directors, and to require that all directors stand for election annually. The Company’s Charter currently requires that the Board be divided into three classes having staggered three-year terms such stockholders can only vote on a portion of the Board in any given year. However, the Board has adopted an amendment to the Charter to declassify the Board, and is seeking stockholder approval of the amendment to the Charter as Proposal 5 at our Annual Meeting.
JDS1 intends to present the following resolution for action at our Annual Meeting:
“RESOLVED, that the stockholders of Catalyst Biosciences, Inc. request that the Board of Directors take the necessary steps to declassify the Board of Directors (in a manner that does not affect the unexpired terms of the previously elected directors) and to require that all directors stand for election annually. The declassification of the Board of Directors shall be done in the most expeditious manner available under the Delaware General Corporation Law.”
Because the Board has already taken the necessary steps to declassify the Board and is seeking stockholder approval of these actions at the Annual Meeting, the Board believes this stockholder proposal is unnecessary and superfluous.
Recommendation of the Board:
The Board recommends a vote AGAINST the stockholder proposal to declassify the Board because the Board has already taken the steps necessary to implement a declassification of the Board.

PROPOSAL 5 – APPROVAL OF AN AMENDMENT TO OUR FOURTH AMENDED AND RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED, TO PROVIDE FOR THE DECLASSIFICATION OF OUR BOARD
Pursuant to our Charter our board of directors has been divided into three classes, each elected for a three-year term. The classification of the Board has resulted in staggered elections, with a different class of directors standing for election every third year at the Company’s annual meeting of stockholders. The Board has believed that this classified structure promotes continuity and stability of the Company’s strategy, oversight and policies, provides negotiating leverage to the Board in a potential takeover situation and facilitates the ability of the Board to focus on creating long-term stockholder value.
However, as part of the Board’s regular evaluations of the Company’s corporate governance and in response to feedback from certain of our stockholders and changes in the Company’s strategy, the Board has continued to evaluate this classified board structure and consider arguments both for and against the continuation of a classified board. The Board (including the members of the Governance and Nominating Committee) has considered the growing sentiment, particularly in the institutional investor community, in favor of annual elections and the Board’s ability to continue to be effective in protecting stockholder interests under an annual election system. The Board also recognizes that many other public companies similar in size to our Company have eliminated their classified board structures in recent years. The Board also considered that recent changes in the Company’s strategy decrease the importance of a staggered Board.
After careful deliberation by the Governance and Nominating Committee and the full Board, the Board, upon the recommendation of the Governance and Nominating Committee, recommends an amendment to our Charter that would implement a phasing out of our classified board structure and provide for the annual election of directors up for election beginning at the 2023 annual meeting of stockholders.
Under the Charter Amendment, any director elected at the 2023 annual meeting of stockholders or any future stockholder meeting will be elected to an annual term. In accordance with applicable law, the Charter Amendment cannot and does not change the unexpired three-year terms of directors elected prior to the effectiveness of the Charter Amendment. Rather, the current three-year terms for each class of directors will continue, and those directors or their successors will only become eligible for a one-year term upon expiration of the existing three-year term.
Directors appointed to fill any newly created directorships or vacancies in one of the classes would serve until the expiration of the applicable class’s term. This phased-in approach will result in the discontinuation of our classified board of directors and all directors being nominated annually for one-year terms, by the Company’s 2025 annual meeting of stockholders (the “2025 Annual Meeting”).
If this Proposal 5 is approved by stockholders at the Annual Meeting, the Charter Amendment will be effective once filed with the Secretary of State of the State of Delaware, which we intend to do promptly after stockholder approval is obtained.
The general description of the Charter Amendment set forth herein is a summary only and the full text of the Charter Amendment is attached as Appendix B to this Proxy Statement.
Recommendation of the Board:
The Board recommends a vote FOR the approval of an amendment to our Fourth Amended and Restated Certificate of Incorporation, as amended to provide for the declassification of the Board.

CORPORATE GOVERNANCE
Board and Leadership Structure
In accordance with our certificate of incorporation and bylaws, the Board currently consists of eight directors. The Board is currently divided into three staggered classes, with one class to be elected at each annual stockholders’ meeting of the Company to serve for a three-year term. The term of the Class I directors is set to expire upon the election and qualification of successor directors at the Annual Meeting, and the terms of the Class II and Class II directors will expire upon the election and qualification of successor directors at the annual stockholders’ meetings in 2023 and 2024, respectively.
As of immediately prior to the Annual Meeting, our directors will be divided among the three classes as follows:
•	Class I directors (term ending at the Annual Meeting): Augustine Lawlor, Geoffrey Ling, M.D., Ph.D., and Eddie Williams;
•	Class II directors (term ending at the annual meeting to be held in 2023): Andrea Hunt and Nassim Usman, Ph.D.; and
•	Class III directors (term ending at the annual meeting to be held in 2024): Errol B. De Souza, Ph.D., Jeanne Y. Jew and Sharon Tetlow.
The Board and each of its committees are chaired by directors whom the Board has determined meet the applicable listing standards of Nasdaq.
The roles of Chief Executive Officer and Chairman of the Board are held by separate individuals. This separation of roles enables our Chief Executive Officer to focus on his core responsibility of leading and managing our operations and day-to-day performance, consistent with strategic direction provided by the Board, and our Chairman of the Board to focus on leading the Board in its fundamental role of providing guidance to, and independent oversight of, our management.
Director Independence
Nasdaq’s listing standards and Catalyst’s Corporate Governance Guidelines require that the Board consist of a majority of independent directors, as determined under the applicable Nasdaq listing standard. The Board, consistent with the determination of its Governance and Nominating Committee, has determined that each of Dr. De Souza, Ms. Hunt, Ms. Jew, Mr. Lawlor, Dr. Ling, Ms. Tetlow and Mr. Williams qualify as an independent director. In addition, as further required by Nasdaq rules, the Board, consistent with the determination of its Governance and Nominating Committee, has made a subjective determination as to each independent director that no relationships exist which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, our directors reviewed and discussed information provided by our directors and us with regard to each director’s business and personal activities as they may relate to us and our management.
Role of the Board in Risk Oversight
The Board is involved in our risk oversight in multiple ways. For example, in determining whether and under what circumstances we will engage in financing transactions or enter into strategic alliances and collaborations, the Board is involved in our management of risks related to our financial condition or of the risks inherent in drug development and commercialization. In addition, the Board routinely receives at its meetings business updates from various members of management. These updates may identify matters that have emerged within that member of management’s scope of responsibility that involve operational, financial, legal or regulatory risks and, in these cases, the Board’s risk oversight role is to provide guidance to management.
The Board also exercises a risk oversight role through its Audit Committee, Compensation Committee and Governance and Nominating Committee, each of which is structured to include only independent directors and is separately chaired. Each such committee provides regular reports of its actions to the full Board. In particular, as noted above, the Audit Committee is responsible for discussing our exposure to material risks and the adequacy of our risk management activities with management and our independent registered public accounting firm. The Audit Committee’s primary emphasis is financial risk, including our internal control over financial reporting, and it reviews information received from our independent registered public accounting firm as to the effectiveness of our internal control over financial reporting and from other third parties in support of management’s assessment of the effectiveness of our internal control over financial reporting. The Audit Committee also oversees our management of exposure to certain financial risks through its periodic review of our investment policy and the allocation of our investment portfolio. Beyond the Audit Committee, the Compensation Committee is responsible for considering whether our compensation programs and practices are reasonably likely to have a material adverse effect on us.
Contacting the Board of Directors
The Board will receive and review written communications submitted by stockholders to the attention of the Board. The Chairperson of the Governance and Nominating Committee is primarily responsible for monitoring communications from stockholders and for providing copies or summaries to the other directors as she considers appropriate.
Stockholders who wish to send communications on any topic to the Board should address such communications to the Board, c/o Secretary, Catalyst Biosciences, Inc., 611 Gateway Boulevard, Suite 710, South San Francisco, California 94080. The Company’s Secretary will forward all communications addressed to the Board to the Chairperson of the Governance and Nominating Committee. You should indicate on your correspondence that you are a Catalyst stockholder.
Corporate Governance Guidelines
The Board has adopted Corporate Governance Guidelines that address a number of matters applicable to directors, including, as examples, independence, qualification standards, compensation, conduct and frequency of meetings, executive sessions and management evaluation and succession. You can find our Corporate Governance Guidelines on the “Investors” page of our website, www.catalystbiosciences.com, under the “Corporate Governance” tab.
Code of Business Conduct and Ethics
We have adopted a Code of Business Conduct and Ethics that applies to all officers, directors and employees. Our Code of Business Conduct and Ethics is available on the investors section of our website (at www.catalystbiosciences.com) under the heading “Governance Highlights.” If we make any substantive amendments to our Code of Business Conduct and Ethics or grant any waiver from a provision of the Code of Business Conduct and Ethics to any executive officer or director, we will promptly disclose the nature of the amendment or waiver on the investors section of our website at www.catalystbiosciences.com under the heading “Governance Highlights.” We intend to satisfy the disclosure requirements under Item 5.05 of Form 8-K regarding amendment to, or waiver from, a provision of our Code of Business Conduct and Ethics by posting such information on our website at the address and location specified above.
The Board and its Committees
In 2021, the Board met eight (8) times. Each of our directors attended at least 75% of the aggregate number of meetings of the Board and the committees on which he or she served. Our Corporate Governance Guidelines provide that our directors are also expected to attend annual meetings of stockholders. Six (6) out of seven (7) directors at the time attended the 2021 annual meeting of stockholders. The Board currently has the following standing committees: an Audit Committee, a Compensation Committee, and a Governance and Nominating Committee.

Audit Committee
Audit Committee	Duties and Responsibilities	Meetings in 2021: 5
Sharon Tetlow (Chair) Augustine Lawlor Eddie Williams (until November, 2021) Jeannie Jew (since November, 2021)
the appointment, compensation, retention and oversight of any independent registered public accounting firm that Catalyst engages to issue an audit report, or to perform other audit, review or attest services, for its financial statements, and evaluating auditor independence;

receiving and reviewing reports of management and the independent registered public accounting firm regarding the annual audit process, as well as the review process for its interim financial statements;

reviewing with management significant accounting issues, policies relating to its financial statements and its cash management program;
discussing with management and the independent registered public accounting firm its exposure to material risks and the adequacy of its risk management activities;
reviewing management’s assessment of the effectiveness of, and its independent registered public accounting firm’s report on, its internal control over financial reporting;
monitoring the rotation of partners of the independent registered public accounting firm on our engagement team as required by law;
approving, to the extent required by applicable law or Nasdaq listing standards or by its related person transactions policy, related person transactions;
establishing procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters;
responding to any report of evidence of a material violation of the securities laws or breach of fiduciary duty that it receives; and
preparing the report of the audit committee required by applicable SEC rules to be included in its annual proxy statement.
Catalyst’s Audit Committee generally assists the Board in its oversight of Catalyst’s accounting, financial reporting and internal control functions, the audit of Catalyst’s financial statements and internal control over financial reporting and the review of Catalyst’s interim financial statements. In 2021, the Audit Committee met five (5) times. The Audit Committee has a written charter approved by the Board that is compliant with the standards of Nasdaq. A copy of the Audit Committee charter is available on the investors section of our website (at www.catalystbiosciences.com) under the heading “Governance Highlights.”
In 2021, the Audit Committee consisted of Ms. Tetlow, who served as Chairperson, and Mr. Lawlor, Mr. Williams until November, 2021 and Ms. Jew since November, 2021. After the Annual Meeting, the Audit Committee will continue to be comprised of Mr. Lawlor, Ms. Jew, and Ms. Tetlow, with Ms. Tetlow continuing to serve as our Audit Committee Chairperson. As required by the Nasdaq rules, the members of the Audit Committee each qualify as “independent” under special standards established for members of audit committees. To qualify as “independent” to serve on the Audit Committee, the Nasdaq rules and the applicable rules of the SEC require that a director does not accept any consulting, advisory, or other compensatory fee from Catalyst, other than for service as a director, or be an affiliated person of the Company. The Board has concluded that the current composition of the Audit Committee meets the requirements for independence under the rules and regulations of Nasdaq and of the SEC. In accordance with SEC rules, the Audit Committee also includes at least one member who is determined by the Board to meet the qualifications of an “audit committee financial expert.” Mr. Lawlor and Ms. Tetlow are directors who have been determined by the Board to be the audit committee financial experts. The designation does not impose upon Mr. Lawlor or Ms. Tetlow any duties, obligations or liability that are greater than are generally imposed on them as members of the Audit Committee and the Board, and their designation as audit committee financial experts pursuant to this SEC requirement does not affect the duties, obligations or liability of any other member of the Audit Committee or the Board.

Compensation Committee
Compensation Committee	Duties and Responsibilities	Meetings in 2021: 6
Errol B. De Souza, Ph.D. (Chair) Augustine Lawlor Geoffrey Ling, M.D., Ph.D.	reviewing periodically Catalyst’s compensation philosophy and the adequacy of compensation plans and programs for its executive officers and other employees;

the appointment, compensation and oversight of any compensation expert, legal counsel or other adviser that the Compensation Committee determines to engage and the consideration of factors relevant to such expert’s, counsel’s or adviser’s independence;

reviewing the performance of its Chief Executive Officer and establishing the compensation of all of its executive officers;
approving employment, severance and change in control agreements, and any amendments, for Catalyst’s executive officers;

administering (or overseeing the administration of) Catalyst’s stock option and other equity-based plans and other employee benefit and incentive plans, to the extent consistent with their respective terms;

assessing annually any risks associated with its compensation policies and practices;

reviewing and discussing with management its Compensation Discussion and Analysis disclosure and formally recommending to the Board that it be included in its Annual Report on Form 10-K (either directly or by incorporation by reference to its annual proxy statement), to the extent required of the Company;

making a recommendation to the Board with respect to the Board’s recommendation to its stockholders on any proposal that its stockholders approve the compensation of its Named Executive Officers on an advisory basis;

making a recommendation to the Board, at least once every six years, whether to submit the compensation of its Named Executive Officers to an advisory vote of its stockholders every one, two or three years;

preparing the report of the Compensation Committee required by applicable SEC rules to be included in its Annual Report on Form 10-K (either directly or by incorporation by reference to its annual proxy statement);

periodically evaluating and making recommendations to the Board concerning the compensation of non-employee directors; and
form and delegate authority to subcommittees when it considers appropriate.
In 2021, the Compensation Committee met six (6) times. The Compensation Committee has a written charter approved by the Board that is compliant with the standards of the Nasdaq. The Compensation Committee reviews and reassesses the adequacy of its charter on an annual basis. A copy of the Compensation Committee charter is available on the investors section of our website (at www.catalystbiosciences.com) under the heading “Governance Highlights.” During 2021, the Compensation Committee consisted of Dr. De Souza, who served as Chairperson, Mr. Lawlor and Dr. Ling. After the Annual Meeting, the Compensation Committee will be comprised of Dr. De Souza, Mr. Lawlor and Dr. Ling, with Dr. De Souza continuing to serve as our Compensation Committee Chairperson. To qualify as independent to serve on the Compensation Committee, the Nasdaq rules require a director not to accept any consulting, advisory, or other compensatory fee from the Company, other than for service on the Board, and that the Board consider all factors specifically relevant to determining whether a director has a relationship to the Company which is material to that director’s ability to be independent from management in connection with the duties of a Compensation Committee member, including, but not limited to, the source of compensation of such director, and whether such director is affiliated with the Company, a subsidiary of the Company or an affiliate of a subsidiary of the Company. The Board has concluded that the composition of the Compensation Committee meets the requirements for independence under the rules and regulations of Nasdaq and of the SEC.

In addition, the Compensation Committee, from time to time, retains independent compensation consultants to assist it with assessing the competitiveness of executive and Board compensation. In 2021, the Compensation Committee retained Radford, an Aon Hewitt company (“Radford”), as an independent compensation consultant. The Compensation Committee determined, based on its review of all relevant factors, including those set forth in Rule 10C-1b(4)(i) through (iv) under the Exchange Act, that the work of Radford has not created any conflict of interest.
Historically, our Chief Executive Officer makes recommendations to the Compensation Committee, and is involved in the determination of compensation for the respective executive officers that report to him, except that our Chief Executive Officer does not make recommendations as to his own compensation.
Compensation Committee Interlocks and Insider Participation
None of the directors who served on our Compensation Committee during the fiscal year ended December 31, 2021 was an officer within the meaning of Rule 3b-2 under the Exchange Act, or an employee of the Company during or prior to the fiscal year ended December 31, 2021 nor did any of such directors have any relationship during the past year that would have been required to be disclosed pursuant to Item 404 of Regulation S-K. None of our executive officers currently serve, or in the past year have served, as a member of the board of directors or compensation committee, or other committee serving an equivalent function, of any other entity that has one or more executive officer serving on our Board or Compensation Committee.
Governance and Nominating Committee
Governance and Nominating Committee	Duties and Responsibilities	Meetings in 2021: 6
Andrea Hunt (Chair) Errol B. De Souza, Ph.D. Augustine Lawlor (until November, 2021) Eddie Williams (since November, 2021)
identifying individuals qualified to serve as directors and committee members, recommending to the Board nominees for election at its annual stockholders’ meetings and recommending to the Board individuals to fill vacancies on the Board;

making recommendations to the Board concerning the criteria for membership on the Board and the size, composition, chairmanship and compensation of the Board and its committees;
considering whether and how it takes into account diversity in identifying nominees;
monitoring and making recommendations to the Board regarding corporate governance matters;
advising the Board on corporate governance matters generally; and
conducting an annual review of the performance of the Board and its committees.
During 2021, the Governance and Nominating Committee consisted of Ms. Hunt, who served as Chairperson, Dr. De Souza, Mr. Lawlor until November, 2021 and Mr. Williams since November, 2021. After the Annual Meeting, the Governance and Nominating Committee will be comprised of Dr. De Souza, Ms. Hunt and Mr. Williams, with Ms. Hunt continuing to serve as our Governance and Nominating Committee Chairperson. In 2021, the Governance and Nominating Committee met six (6) times. As required by the Nasdaq rules, the members of the Governance and Nominating Committee each qualified as “independent” under special standards established by Nasdaq for members of the committee. The Governance and Nominating Committee has a written charter approved by the Board that is compliant with the standards of Nasdaq. A copy of the Governance and Nominating Committee charter is available on the investors section of our website (at www.catalystbiosciences.com) under the heading “Governance Highlights.”
Although our Board does not maintain a specific policy with respect to board diversity, our Board believes that the Board should be a diverse body and the Governance and Nominating Committee operates based on the belief that the backgrounds and qualifications of the directors as a group provide a significant breadth and diversity of experience, knowledge and abilities. In considering whether to recommend any particular candidate for inclusion in Catalyst’s slate of recommended nominees, the Governance and Nominating Committee applies certain criteria found in the Corporate Governance Guidelines. In particular, each nominee should possess:
•	a reputation for integrity, honesty and adherence to high ethical standards;
•	sound judgment and a willingness and ability to contribute positively to decision-making processes;
•	a commitment to understand Catalyst and its industry and to regularly attend and participate in meetings of the Board and, as applicable, its committees;
•
the interest in and ability to understand sometimes conflicting interests of various constituencies, such as stockholders, employees, governmental or regulatory bodies, creditors and the general public, and to act in the interests of all stockholders; and

•	no actual or apparent conflict of interest that would impair the ability to represent the interests of all stockholders and to fulfill the responsibilities of a director.
The Governance and Nominating Committee does not assign specific weights to particular criteria, and no particular criterion is a prerequisite for a nominee.
The Governance and Nominating Committee recommends to the Board individuals to be nominated for election as directors. In considering an incumbent director as a nominee, the Governance and Nominating Committee considers his or her prior contributions to the functioning of the Board and, as applicable, its committees. The Governance and Nominating Committee may also receive recommendations for nominees from members of the Board or management and may from time to time engage a third-party search firm to help identify potential nominees. If a candidate is identified, the Governance and Nominating Committee evaluates his or her qualifications and other biographical information, taking into account the backgrounds and qualifications of the continuing members of the Board and the criteria included in Catalyst’s Corporate Governance Guidelines. Members of the Governance and Nominating Committee and the Chief Executive Officer then interview the candidate or, if multiple candidates are identified, select candidates for further consideration. Following discussion of the candidates identified and evaluated, the Governance and Nominating Committee recommends to the Board a list of nominees for election.
Stockholders may recommend individuals for consideration by the Governance and Nominating Committee as potential nominees for director by submitting their names, together with a comprehensive written resume of each potential nominee’s business experience and background and a signed consent stating that he or she is willing to be considered as a nominee and, if nominated and elected, will serve as a director, to Governance and Nominating Committee of the Board of Directors, c/o Secretary, Catalyst Biosciences, Inc., 611 Gateway Boulevard, Suite 710, South San Francisco, California 94080. The submission must also include a statement as to whether the stockholder, or, if the recommendation is being made by a group of stockholders, whether the group of stockholders, beneficially owned our common stock as of the date the recommendation is made. Assuming that the required information has been provided by the deadline that applies for stockholder proposals to be included in the proxy materials for our 2022 annual meeting of stockholders as specified above under “When are stockholder proposals due for next year’s annual meeting of the stockholders?” the Governance and Nominating Committee will evaluate stockholder-recommended candidates using substantially the same process and applying substantially the same criteria as described above.
At the Annual Meeting, stockholders will be asked to consider the election of Augustine Lawlor, Geoffrey Ling, M.D., Ph.D. and Eddie Williams, each of whom currently serves on the Board. Augustine Lawlor, Geoffrey Ling, M.D., Ph.D., and Eddie Williams were recommended to the Board for nomination by the current Governance and Nominating Committee.
Transaction Committee
In February 2022, the Board created a Transaction Committee, consisting of Mr. Lawlor, Ms. Jew and Ms. Tetlow, to review and evaluate, and provide recommendations to the Board of Directors, regarding, any material financing, licensing, business development, capital return or other strategic transaction available to the Company. The members of the Transaction Committee were selected based on their backgrounds in finance and business development. Between February 2022 and June 30, 2022, the Transaction Committee held approximately 20 meetings, at which the committee reviewed multiple potential transactions, including the Vertex transaction and other concurrently proposed transactions, with members of Company management and the Company’s independent financial and legal advisors. After completion of the Vertex transaction, the Committee evaluated a range of additional transactions and alternative strategies in an effort to maximize value for stockholders. The committee concluded, and recommended to the full Board, that the best way to maximize value was to distribute the Company’s cash to stockholders as soon as the Company’s liabilities and obligations could reasonably be ascertained and the Company should continue to evaluate any additional strategic transactions, including potential reverse mergers, and make additional efforts to monetize its other, remaining assets, if possible.
Board Diversity and Skill Matrixes (as of July 15, 2022)
The tables below provide certain highlights of the composition of the board of directors as of July 15, 2022.
Board Size:
Total Number of Directors	8
Gender:	Male	Female	Non- Binary	Gender Undisclosed
Number of directors based on gender identity	5	3	—	—
Number of directors who identify in any of the categories below:
African American or Black	1	—	—	—
Alaskan Native or American Indian	—	—	—	—
Asian	2	2	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	—	—	—	—
Two or More Races or Ethnicities	1	—	—	—
LGBTQ+	—	—	—	—
Undisclosed	1	1	—	—
Each of the categories listed in the table above has the meaning set forth in Nasdaq Rule 5605(f).

Key Skills and Experience of the Board Nominees and Continuing Board Members
	Industry					Strategic					Leadership
Director	Biotechnology	Academic Expertise	Innovation and Invention	Biotechnology M&A and Licensing Experience	Scientific Experience and R&D	Financial/ Investment	Capital Raising	Audit/ Finance/ Risk	Business Development & Strategic Planning	Sales/ Marketing	Biotechnology Executive Leadership	Pharmaceutical Executive Leadership	Public Company Board
Nassim Usman, Ph.D.	X	X	X	X	X	X	X		X		X	X	X
Augustine Lawlor	X			X		X	X	X	X		X		X
Geoffrey Ling, M.D., Ph.D.	X	X			X						X	X
Eddie Williams	X								X	X	X		X
Errol B. De Souza, Ph.D.	X			X	X		X		X		X	X	X
Andrea Hunt	X								X	X		X	X
Jeanne Y. Jew	X			X				X	X		X	X
Sharon Tetlow	X					X		X	X				X

REPORT OF THE AUDIT COMMITTEE
The material in this Report of the Audit Committee is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of Catalyst Biosciences, Inc. under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language contained in such filing.
Our audit committee has reviewed and discussed with our management and EisnerAmper LLP our audited consolidated financial statements for the fiscal year ended December 31, 2021. Our audit committee has also discussed with EisnerAmper LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC.
Our audit committee has received and reviewed the written disclosures and the letter from EisnerAmper LLP required by applicable requirements of the PCAOB regarding the independent accountant’s communications with our audit committee concerning independence, and has discussed with EisnerAmper LLP its independence from us.
Based on the review and discussions referred to above, our audit committee recommended to our Board that the audited consolidated financial statements be included in our annual report on Form 10-K for the fiscal year ended December 31, 2021 for filing with the SEC.
Submitted by the Audit Committee
Sharon Tetlow, Chair
Augustine “Gus” Lawlor
Jeanne Jew

Certain Relationships and Related Party Transactions
Described below are the transactions and series of similar transactions since January 1, 2020 in which:
•
transactions in which the amount involved exceeds the lesser of $120,000 or one percent of the average of the smaller reporting company’s total assets at year-end for the last two completed fiscal years; and

•
any of the directors, executive officers, holders of more than 5% of capital stock (sometimes referred to as “5% stockholders” below) of the Company or any member of their immediate family had or will have a direct or indirect material interest (other than transactions described under the heading “Executive Compensation”).

Strategic Research Collaboration with Mosaic Biosciences, Inc. (“Mosaic”)
On October 24, 2017, the Company announced a strategic research collaboration with Mosaic to develop intravitreal anti-complement factor 3 (C3) products for the treatment of dry Age-related Macular Degeneration (AMD) and other retinal diseases. On December 21, 2018, the Company amended its collaboration agreement with Mosaic to, among other things, include certain additional products. In consideration for its co-funded research, Mosaic is entitled to a low double-digit percentage of funds the Company receives from any C3 collaboration. Mosaic is also entitled to sublicense fees and/or research and development and commercial milestones and royalties on one non-C3 complement product. On December 18, 2019, the Company entered into the second amendment to the Mosaic collaboration agreement following completion of the co-funded research. Pursuant to the second amendment, any future services provided by Mosaic will be performed on a fee-for-service basis. In connection with the Biogen Agreement, the Company received a $15.0 million upfront license fee on January 10, 2020. The Company paid Mosaic a $3.0 million sublicense fee.
On May 8, 2020, the Company entered into a subsequent amendment to the Mosaic collaboration agreement. As part of this amendment, the Company paid a one-time $0.8 million cash payment to Mosaic, and Mosaic is eligible to receive up to $4.0 million in potential future milestone payments related to regulatory and clinical development events for CB 2782-PEG and an additional anti-complement product candidate in lieu of the Company’s obligations to pay Mosaic a double-digit percentage of funds the Company receives from Biogen or any other amounts the Company receives related to sublicense fees, research and development payments, or any other research, regulatory, clinical or commercial milestones and royalties on any other development candidates. The Company now owns one hundred percent of all future payment streams related to these product candidates. Dr. Usman, our Chief Executive Officer and a member of our Board, and Mr. Lawlor, a managing director of HealthCare Ventures VIII, L.P. and a member of our Board, were members of the board of directors of Mosaic. Mr. Lawlor may be deemed to indirectly beneficially own all of the shares of Mosaic held by Healthcare Ventures VIII, L.P. As of June 30, 2020, Dr. Usman and Mr. Lawlor no longer serve on the board of directors of Mosaic. The Mosaic collaboration was reviewed by disinterested members of our Board and approved by our Audit Committee.
Executive Compensation and Employment Arrangements
Please see “Executive Compensation” starting on page 38 for information on compensation arrangements with our executive officers and agreements with, and offer letters to, our executive officers containing compensation and termination provisions, among others.
Indemnification Agreements
The Company has entered into indemnification agreements with each of its directors and with each executive officer. Pursuant to the indemnification agreements, the Company has agreed to indemnify and hold harmless these directors and officers to the fullest extent permitted by the Delaware General Corporation Law. The agreements generally cover expenses that a director or officer incurs or amounts that a director or officer becomes obligated to pay because of any proceeding to which he or she is made or threatened to be made a party or participant by reason of his or her service as a current or former director, officer, employee or agent of the Company. The agreements also provide for the advancement of expenses to the directors and officers subject to specified conditions. There are certain exceptions to the Company’s obligation to indemnify the directors and officers, including any intentional malfeasance or act where the director or officer did not in good faith believe he or she was acting in the Company’s best interests, with respect to “short-swing” profit claims under Section 16(b) of the Exchange Act and, with certain exceptions, with respect to proceedings that he or she initiates.
Policies and Procedures Regarding Related Party Transactions
The Board has adopted a written policy pursuant to which each actual or proposed financial transaction, arrangement or relationship (including any indebtedness or guarantee of indebtedness) or series of similar financial transactions, arrangements or relationships, other than specified employment and compensatory matters, in which (i) the Company was or would be a participant, (ii) the amount involved exceeds $120,000 and (iii) a “related person” (as defined under Item 404 of Regulation S-K) has a direct or indirect material interest, is submitted to the Audit Committee for its review and approval or, if applicable, ratification. These transactions, arrangements or relationships are known as “related person transactions.”
Under the policy, our Chief Financial Officer and outside counsel consult regarding any proposed transaction, arrangement or relationship that is identified as a possible related person transaction. If they determine the Company desires to proceed with the proposed transaction, arrangement or relationship and the outside counsel determines, based on available information, that the proposed transaction may constitute a related person transaction, it is submitted to the Audit Committee for its consideration. The Audit Committee is to consider all available relevant facts and circumstances, including the benefits to the Company, the impact on a director’s independence in the event the related person is a director (or a family member or entity affiliated with a director), the availability of other sources for comparable products or services, the proposed terms and the terms available to or from parties that are not related persons. Absent special circumstances, the Audit Committee may approve only those related person transactions that it determines to be in or not contrary to the best interests of the Company and its stockholders. No member of the Audit Committee may participate in any review, consideration or approval of any related person transaction with respect to which the member or any of his or her immediate family members is the related person.

EXECUTIVE COMPENSATION
Executive Officers
Our executive officers as of July 15, 2022, their positions and their respective ages on that date are:
Name	Age	Position
Nassim Usman, Ph.D.	63	President and Chief Executive Officer
Seline Miller	53	Interim Chief Financial Officer
Our executive officers serve at the discretion of the Board, subject to rights, if any, under contracts of employment. There are no family relationships among any of our current directors and executive officers.
Biographical information for Dr. Usman is provided in “Proposal 1—Election of Directors” under the heading “Continuing Directors.”
Seline Miller has served as our Interim Chief Financial Officer since October 2021. Mrs. Miller joined the Company in March 2021 as Controller. Mrs. Miller served as the Chief Accounting Officer of Rezolute, Inc. from March 2019 until August 2019. From September 2019 to March 2021, Mrs. Miller provided consulting services to various biotechnology companies including Rezolute, Inc. From 2017 to 2019, Mrs. Miller was Vice President of Accounting and Corporate Controller at Textainer Group Holding. Prior to that, from 2015 to 2017, Mrs. Miller was Corporate Controller at Athoc, which was acquired by Blackberry. In 1990, Mrs. Miller started her career as a financial auditor within Price Waterhouse, now PricewaterhouseCoopers (PwC). Mrs. Miller, a member of the American Institute of Certified Public Accountants, obtained her Certified Public Accounting license in 1993 and earned her B.S. in Accounting from the University of Southern California.
Executive Compensation Table
Our named executive officers for 2021, which consist of our principal executive officer, the next two highly compensated executive officers and two former executive officers are:
•	Nassim Usman, Ph.D., our President and Chief Executive Officer;
•	Grant Blouse, our Chief Scientific Officer;
•	Seline Miller, our Interim Chief Financial Officer;
•	Clinton Musil, our former Chief Financial Officer; and
•	Howard Levy, our former Chief Medical Officer.
Clinton Musil, our former Chief Financial Officer and Howard Levy, M.B.B.Ch., Ph.D., M.M.M., our former Chief Medical Officer were executive officers during the fiscal year ending December 31, 2021 and would have been the Company’s two most highly compensated executive officers other than the CEO serving at the end of December 31, 2021 but for the fact that they left the Company prior to year-end.

Summary Compensation Table
The following table shows for the fiscal years ended December 31, 2021 and 2020 compensation awarded to or paid to our named executive officers.
Name and principal position	Year	Salary ($)	Bonus ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total ($)
Nassim Usman, Ph.D. President and Chief Executive Officer	2021	595,000	—	622,642	—	18,109	1,235,751
	2020	574,244	—	640,437	178,750	16,191	1,409,622

Grant Blouse Chief Scientific Officer	2021	407,333	77,324	252,037	—	—	736,694

Seline Miller Interim Chief Financial Officer	2021	201,426	53,455	58,458	—	—	313,339

Clinton Musil(4) Former Chief Financial Officer	2021	389,734	—	239,890	—	20,000	649,624
	2020	197,691	—	696,142	66,490	6,589	966,912

Howard Levy, M.B.B.Ch., Ph.D., M.M.M(5) Former Chief Medical Officer	2021	326,895	—	252,037	—	39,322	618,254
	2020	450,348	—	249,670	112,342	14,349	826,709
(1)
The amounts in this column reflect the aggregate grant date fair value of restricted stock awarded during the year calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Compensation-Stock Compensation (Topic 718), or ASC 718, disregarding the potential for forfeitures, regardless of the period in which the corresponding compensation expense was recorded in accordance with ASC 718.

(2)	These amounts reflect bonuses earned upon our achievement of certain product development and business objectives.
(3)
The amounts in this column for Drs. Usman and Levy and Mr. Musil for 2020 represent payment of life insurance premiums. The amount in this column for Dr. Usman for 2021 represents payment of long-term disability. The amounts in this column for 2021 for Dr. Levy and Mr. Musil represent payment of consulting fees.

(4)	Effective October 29, 2021, Mr. Musil ceased to be an executive officer.
(5)	Effective August 15, 2021, Dr. Levy ceased to be an executive officer.
Employment Agreements
Each of our currently serving named executive officers is party to an amended and restated employment agreement with us (as described below), as well as a standard confidential information and/or inventions assignment agreement, under which each of Dr. Usman, Dr. Blouse and Mrs. Miller agreed not to disclose our confidential information. In August 2018, we entered into amended and restated employment agreements with Dr. Usman and Dr. Blouse. The employment agreements were amended and restated in order to, among other things, harmonize the provisions relating to: (i) severance without cause or as a result of constructive termination during the applicable change in control protection periods; and (ii) severance without cause or as a result of constructive termination during the applicable post-change in control severance periods. Other than as described herein, the material terms of the employment agreements, as previously disclosed by us, have not been revised.
Our Board or the Compensation Committee reviews each named executive officer’s base salary and target bonus opportunity from time to time to ensure compensation adequately reflects the named executive officer’s qualifications, experience, role and responsibilities.
Nassim Usman
Under our amended and restated employment agreement with Dr. Nassim Usman, our President and Chief Executive Officer Dr. Usman is entitled to an annual base salary, which was $595,000 for the fiscal year ended December 31, 2021 and has the opportunity to earn an annual performance-based bonus of 60% of his base salary. Dr. Usman’s base compensation and bonus eligibility were set by the Compensation Committee based on a review of comparable company data and an assessment of Dr. Usman’s individual performance. Dr. Usman is eligible to participate in our employee benefit plans including, but not limited to, our life, disability, medical, dental and vision insurance plans, our 2018 Employee Stock Purchase Plan (our “ESPP”), our 401(k) plan and our Section 125 Flexible Spending Account plan.

The amended and restated employment agreement provides that if Dr. Usman’s employment is terminated without “cause” (as defined in the agreement) or as a result of “constructive termination,” (as defined in the agreement) in each case outside of the “Change in Control Protection Period” (as defined below), he shall be entitled to receive, subject to certain conditions described in Dr. Usman’s amended and restated employment agreement, the following:
•	continued base salary for twelve (12) months after the termination (the “Usman Severance Period”);
•	accelerated vesting of options that would otherwise have vested during the Usman Severance Period; and
•	payment by the Company of the same portion of his monthly premium under COBRA as it pays for active employees until the close of the Usman Severance Period.
In addition, if Dr. Usman’s employment is terminated without “cause” or as a result of “constructive termination,” in each case during the six (6) month period prior to or the eighteen (18) month period following a “change in control” (as defined in the Company’s 2018 Omnibus Incentive Plan, as amended from time to time, the “Change in Control Protection Period”), Dr. Usman would be eligible to receive, subject to certain conditions described in Dr. Usman’s amended and restated employment agreement, the following:
•
severance payments, equal to the sum of (a) 150% of his annual base salary and (b) 150% of his maximum annual performance-based bonus, paid in equal installments for eighteen (18) months after the termination (the “Usman Post-COC Severance Period”);

•	accelerated vesting of 100% percent of any unvested options; and
•	payment by the Company of the same portion of his monthly premium under COBRA as it pays for active employees until the close of the Usman Post-COC Severance Period.
Grant Blouse
Under our amended and restated employment agreement with Dr. Grant Blouse, our Chief Scientific Officer Dr. Blouse is entitled to an annual base salary, which is $414,000 for the fiscal year ended December 31, 2021, and has the opportunity to earn an annual performance-based bonus of 40% of his base salary. Dr. Blouse’s base compensation and bonus eligibility were set by the Compensation Committee based on a review of comparable company data and an assessment of Dr. Blouse’s individual performance. Dr. Blouse is eligible to participate in our employee benefit plans including, but not limited to, our life, disability, medical, dental and vision insurance plans, our ESPP, our 401(k) plan and our Section 125 Flexible Spending Account plan.
The amended and restated employment agreement provides that if Dr. Blouse’s employment is terminated without “cause” (as defined in the agreement) or as a result of “constructive termination,” (as defined in the agreement) in each case outside of the “Change in Control Protection Period” (as defined below), he shall be entitled to receive, subject to certain conditions described in Dr. Blouse’s amended and restated employment agreement, the following:
•	continued base salary for nine (9) months after the termination (the “Blouse Severance Period”);
•	accelerated vesting of options that would otherwise have vested during the Blouse Severance Period; and
•	payment by the Company of the same portion of his monthly premium under COBRA as it pays for active employees until the close of the Blouse Severance Period.
In addition, if Dr. Blouse’s employment is terminated without “cause” or as a result of “constructive termination,” in each case during the six (6) month period prior to or the eighteen (18) month period following a “change in control” (as defined in the Company’s 2018 Omnibus Incentive Plan, as amended from time to time, the “Change in Control Protection Period”), Dr. Blouse would be eligible to receive, subject to certain conditions described in Dr. Blouse’s amended and restated employment agreement, the following:
•
severance payments, equal to the sum of (a) 100% of his annual base salary and (b) 100% of his maximum annual performance-based bonus, paid in equal installments for twelve (12) months after the termination (the “Blouse Post-COC Severance Period”);

•	accelerated vesting of 100% percent of any unvested options; and
•	payment by the Company of the same portion of his monthly premium under COBRA as it pays for active employees until the close of the Blouse Post-COC Severance Period.
Seline Miller
Under our employment agreement with Seline Miller, our Interim Chief Financial Officer Mrs. Miller is entitled to an annual base salary, which was $300,000 for the fiscal year ended December 31, 2021 and Mrs. Miller has the opportunity to earn an annual performance-based bonus of 40% of her base salary. Mrs. Miller’s base compensation and bonus eligibility were set by the Compensation Committee based on a review of comparable company data and an assessment of Mrs. Miller’s individual performance. Mrs. Miller is eligible to participate in our employee benefit plans including, but not limited to, our life, disability, medical, dental and vision insurance plans, our ESPP, our 401(k) plan and our Section 125 Flexible Spending Account plan.
The employment agreement provides that if Mrs. Miller’s employment is terminated without “cause” (as defined in the agreement) or as a result of “constructive termination,” (as defined in the agreement) in each case outside of the “Change in Control Protection Period” (as defined below), she shall be entitled to receive, subject to certain conditions described in Mrs. Miller’s employment agreement, the following:
•	continued base salary for nine (9) months after the termination (the “Miller Severance Period”);
•	accelerated vesting of options that would otherwise have vested during the Miller Severance Period; and
•	payment by the Company of the same portion of his monthly premium under COBRA as it pays for active employees until the close of the Miller Severance Period.
In addition, if Mrs. Miller’s employment is terminated without “cause” or as a result of “constructive termination,” in each case during the six (6) month period prior to or the eighteen (18) month period following a “change in control” (as defined in the Company’s 2018 Omnibus Incentive Plan, as amended from time to time, the “Change in Control Protection Period”), Mrs. Miller would be eligible to receive, subject to certain conditions described in Mrs. Miller’s employment agreement, the following:
•
severance payments, equal to the sum of (a) 100% of her annual base salary and (b) 100% of her maximum annual performance-based bonus, paid in equal installments for twelve (12) months after the termination (the “Miller Post-COC Severance Period”);

•	accelerated vesting of 100% percent of any unvested options; and
•	payment by the Company of the same portion of her monthly premium under COBRA as it pays for active employees until the close of the Miller Post-COC Severance Period.
Each of our former named executive officers entered into a consulting agreement with us (as described below), was formerly a part of an employment agreement (as described below), as well as a standard confidential information and/or inventions assignment agreement, under which each of Mr. Musil and Dr. Levy agreed not to disclose our confidential information. Other than as described herein, the material terms of the employment agreements, as previously disclosed by us, have not been revised.
Clinton Musil
On October 7, 2021, Clinton Musil, our former Chief Financial Officer, notified us of his decision to resign for personal reasons. Mr. Musil’s resignation was effective October 29, 2021. On October 13, 2021, the Company and Mr. Musil entered into a consulting agreement pursuant to which Mr. Musil agreed to serve as our consultant following the effective date of his resignation until December 31, 2021.

Under our offer letter with Mr. Musil, our Chief Financial Officer, Mr. Musil was entitled to an annual base salary, which was $412,000 for the fiscal year ended December 31, 2021. Mr. Musil also had the opportunity to earn an annual performance-based bonus of 40% of his base salary. Mr. Musil’s base compensation and bonus eligibility were set by the Compensation Committee based on a review of comparable company data and an assessment of Mr. Musil’s individual performance. Further, as an inducement to his service with the Company, Mr. Musil was awarded options to purchase 140,000 shares of our common stock at an exercise price per share equal to the fair market value on the date of grant, one quarter of which vested at the one-year anniversary of his July 1, 2020 start date, and the remainder of which is vesting monthly at the rate of 1/48 of the total number of shares per month, subject to acceleration.
Howard Levy
On July 14, 2021, Howard Levy, M.B.B.Ch, Ph.D., M.M.M., our former Chief Financial Officer, notified us of plans to retire effective August 15, 2021. Dr. Levy’s entered into a consulting agreement with us pursuant to which Dr. Levy agreed to serve as our consultant until September 30, 2022, unless terminated earlier as set forth in the consulting agreement.
Under our offer letter with Dr. Levy, our former Chief Medical Officer, Dr. Levy was entitled to an annual base salary, which is $440,000 for the fiscal year ended December 31, 2021. Dr. Levy also had the opportunity to earn an annual performance-based bonus of 40% of his base salary. Dr. Levy’s base compensation and bonus eligibility were set by the Compensation Committee based on a review of comparable company data and an assessment of Dr. Levy’s individual performance.
Hedging and Pledging Policy
Under the terms of our insider trading policy, no employees, contractors, consultants and members of our board of directors (and their respective family members and any affiliated entities) may engage in hedging or monetization transactions involving our securities, such as contingent or forward contracts, collars and other similar or related arrangements. In addition, such persons may not hold our securities in a margin account or pledge our securities as collateral. This policy covers equity securities that are granted to the employee or director as compensation or held, directly or indirectly, by the employee or director.
Stock Ownership Guidelines
The Board has adopted Stock Ownership Guidelines that require:
•
each non-employee director to own shares of Catalyst’s common stock having a value equal to at least three times such non-employee director’s regular annual base cash retainer for Board service (excluding committee service or serving as Chair);

•	the Chief Executive Officer to own shares of Catalyst’s common stock having a value equal to at least two times such individual’s annual base salary; and
•	each executive officer to own shares of Catalyst’s common stock having a value of at least one times such individual’s annual base salary.
Each non-employee director and executive officer must obtain such ownership requirements within a five-year period from the date such individual becomes subject to the guidelines. If an individual becomes subject to a greater ownership amount due to promotion or an increase in base compensation, the individual is expected to meet the higher ownership amount related to the amount of the increase within the later of the original period or three years from the effective date of the promotion or compensation change. Shares owned directly or indirectly by each non-employee director and executive officer and fully vested restricted stock units will count towards stock ownership. As of June 30, 2022, our non-employee directors and executive officers have either satisfied their stock ownership requirement or have time to satisfy the requirement.

Outstanding Equity Awards at December 31, 2021
The following table provides information regarding unexercised stock options held by each of the Named Executive Officers as of the end of fiscal year 2021.
Name	Grant Date	FN	Number of Securities Underlying Unexercised Option Exercisable(#)	Number of Securities Underlying Unexercised Option Unexercisable(#)	FN	Option Exercise Price($)	Option Expiration Date
Nassim Usman, Ph. D.	8/20/2015	(1)	1,500	—	(2)	172.80	1/3/2023
	10/22/2015	(1)	14,999	—	(3)	66.00	10/22/2025
	7/11/2017		259,783	—	(4)	4.63	7/11/2027
	1/12/2018		83,125	11,875	(5)	15.13	1/12/2028
	7/30/2018		65,625	9,375	(6)	9.68	7/30/2028
	1/24/2019		58,333	21,667	(7)	7.97	1/24/2029
	1/23/2020		55,104	59,896	(8)	6.85	1/23/2030
	8/20/2015	(1)	1,500	—	(2)	172.80	1/3/2023
	2/8/2021		—	140,000	(9)	5.89	2/8/2031

Grant Blouse, Ph.D.	7/16/2018		25,625	4,375	(10)	12.21	7/16/2028
	7/30/2018		8,542	1,458	(11)	9.68	7/30/2028
	1/24/2019		13,125	4,875	(12)	7.97	1/24/2029
	1/23/2020		16,771	18,229	(13)	6.85	1/23/2029
	2/8/2021		—	38,500	(9)	5.89	2/8/2031
	6/16/2021		—	25,000	(14)	4.33	6/16/2031

Seline Miller	4/15/2021		—	16,000	(15)	4.81	4/15/2031

Clinton Musil	7/1/2020		43,750		(16)	5.88	7/1/2030

Howard Levy M.B.B.Ch,Ph.D., M.M.M(17)	4/8/2016		6,666	—		22.80	4/18/2026
	7/11/2017		81,218	—		4.63	7/11/2027
	1/12/2018		29,563	—		15.13	1/12/2028
	7/30/2018		27,708	—		9.68	7/30/2028
	1/24/2019		21,875	—		7.97	1/24/2029
	1/23/2020		16,875	—		6.85	1/23/2030
(1)
These stock options were granted by the Board on the grant dates listed but were assumed by the Company upon the closing of the merger on August 20, 2015 and converted into options to purchase common stock of the Company as described in the table.

(2)	These options became fully vested on August 20, 2019.
(3)	These options became fully vested on September 1, 2019.
(4)	These options became fully vested on June 15, 2021.
(5)
The remaining portion of these options to purchase common stock vests at the rate of 1/48th of the total number of shares subject to the option on the 12th day of each month, with the final tranche vesting on January 12, 2022.

(6)
The remaining portion of these options to purchase common stock vests at the rate of 1/48th of the total number of shares subject to the option on the 13th day of each month, with the final tranche vesting on June 13, 2022.

(7)
The remaining portion of these options to purchase common stock vests at the rate of 1/48th of the total number of shares subject to the option on the 24th day of each month, with the final tranche vesting on January 24, 2022.

(8)
The remaining portion of these options to purchase common stock vests at the rate of 1/48th of the total number of shares subject to the option on the 23rd day of each month, with the final tranche vesting on January 23, 2024.

(9)
These options to purchase common stock vest at the rate of 1/4 of the total number of shares subject to the option on February 8, 2022 and at the rate of 1/48th of the total number of shares subject to the option on the 23rd day of each month thereafter, with the final tranche vesting on February 8, 2025.

(10)
The remaining portion of these options to purchase common stock vests at the rate of 1/48th of the total number of shares subject to the option on the 2nd day of each month, with the final tranche vesting on July 2, 2022.

(11)
The remaining portion of these options to purchase common stock vests at the rate of 1/48th of the total number of shares subject to the option on the 1st day of each month, with the final tranche vesting on July 1, 2022.

(12)
The remaining portion of these options to purchase common stock vests at the rate of 1/48th of the total number of shares subject to the option on the 24th day of each month, with the final tranche vesting on January 24, 2023.

(13)
The remaining portion of these options to purchase common stock vests at the rate of 1/48th of the total number of shares subject to the option on the 23rd day of each month, with the final tranche vesting on January 23, 2024.

(14)
These options to purchase common stock vest at the rate of 1/4 of the total number of shares subject to the option on June 16, 2022 and at the rate of 1/48th of the total number of shares subject to the option on the 16th day of each month thereafter, with the final tranche vesting on June 16, 2025.

(15)
These options to purchase common stock vest at the rate of 1/4 of the total number of shares subject to the option on March 29, 2022 and at the rate of 1/48th of the total number of shares subject to the option on the 29th day of each month thereafter, with the final tranche vesting on March 29, 2025.

(16)	These options were fully vested as of October 29, 2021, the date of Mr. Musil’s resignation from the Company.
(17)	The options listed for Dr. Levy were fully vested as of August 15, 2021, the date of Dr. Levy’s retirement from the Company.
Compensation Risk Management
We have considered the risk associated with our compensation policies and practices for all employees, and we believe we have designed our compensation policies and practices in a manner that does not create incentives that could lead to excessive risk taking that would have a material adverse effect on our Company.
Director Compensation
Pursuant to our non-employee directors’ compensation policy (directors who are employees of the Company will not receive any compensation for their service on the Board), our non-employee directors are eligible to receive the following:
•	Initial Equity Grants. Each non-employee director who joins the Board will receive an option to purchase 28,000 shares of common stock, which will vest over three years, subject to continued service.
•
Annual Retainers. Each non-employee director will receive an annual retainer for service on the Board consisting of an option to purchase 14,000 shares of the common stock, to be awarded at the Company’s annual stockholders’ meeting and which will vest over one year. This is in addition to annual cash retainers for service on the Board and committees of the Board, or for service as chair of the Board or such committees (inclusive of retainers for service as a member), which are paid quarterly and which amounts are as follows:

Additional annual retainer fees for service as member or chair of	Member	Chair
Board of Directors	$40,000	$75,000
Audit Committee	$9,000	$18,000
Compensation Committee	$7,000	$14,000
Governance and Nominating Committee	$5,000	$10,000
Pursuant to a policy approved by our Board, each director may elect to receive some or all of his or her retainer service fees in the form of fully vested shares of Company common stock.

Director Compensation for Fiscal Year 2021
The following table shows for the fiscal year ended December 31, 2021 certain information with respect to the compensation of our non-employee directors serving during 2021. For information regarding compensation paid to Dr. Usman, see the “Summary Compensation Table” on page 39.
Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)(2)	Stock Grants ($)(3)	Total ($)
Augustine Lawlor	22,750	46,478	71,991	141,219
Andrea Hunt	10,625	46,478	39,336	96,439
Eddie Williams	12,250	46,478	35,694	94,422
Errol B. De Souza	14,750	46,478	44,242	105,470
Geoffrey Ling	—	46,478	46,940	93,418
Jeanne Y. Jew	12,250	90,213	—	102,463
Sharon Tetlow	58,000	46,478	—	104,478
(1)
The amounts in this column reflect the aggregate grant date fair value of stock options granted during the fiscal year ended December 31, 2021 calculated in accordance with ASC 718, disregarding the potential for forfeitures.

(2)	The following table sets forth the aggregate number of option awards held by each non-employee director serving in 2021 as of December 31, 2021:
Name	Aggregate Number of Option Awards
Augustine Lawlor	40,500
Andrea Hunt	39,000
Eddie Williams	41,581
Errol B. De Souza	29,000
Geoffrey Ling	29,000
Jeanne Y. Jew	28,000
Sharon Tetlow	29,000
(3)	The amounts in this column reflect the board of director fees board members elected to receive in fully vested non-restricted common stock awards in lieu of cash compensation.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information with respect to the beneficial ownership of our common stock as of July 15, 2022, for:
(1)	each person or group of affiliated persons known by us to be the beneficial owner of more than 5% of our common stock;
(2)	each of our Named Executive Officers;
(3)	each of our directors; and
(4)	all current executive officers and directors as a group.
Applicable percentage ownership is based on      shares of common stock outstanding at July 15, 2022. We have determined beneficial ownership in accordance with SEC rules. The information does not necessarily indicate beneficial ownership for any other purpose. Under these rules, the number of shares of common stock deemed outstanding includes shares issuable upon exercise of options or warrants, or the conversion of convertible notes, held by the respective person or group that may be exercised or converted within 60 days after July 15, 2022. For purposes of calculating each person’s or group’s percentage ownership, stock options and warrants exercisable, and notes convertible, within 60 days after July 15, 2022 are included for that person or group, but not the stock options of any other person or group.
Unless otherwise indicated and subject to applicable community property laws, to our knowledge, each stockholder named in the following table possesses sole voting and investment power over the shares listed. Unless otherwise noted below, the address of each person listed in the table is c/o Catalyst Biosciences, Inc., 611 Gateway Blvd., Suite 710, S. San Francisco, CA 94080.
Name	Number of Shares Owned and Nature of Beneficial Ownership	Percent of Class
5% or Greater Stockholders
Nantahala Capital Management, LLC	2,761,660(1)
JEC II Associates, LLC	2,505,000(2)
JDS1, LLC	2,403,432(3)
Assenganon S.A.	1,876,898(4)
Laurence W. Lytton	1,864,115(5)
Renaissance Technologies LLC	1,771,908(6)
OrbiMed Capital LLC	1,729,402(7)
Directors and Named Executive Officers
Nassim Usman, Ph.D.	678,552(8)
Grant Blouse	107,428(9)
Seline Miller	8,917(10)
Clinton Musil	—
Howard Levy	207,934(11)
Augustine Lawlor	89,288(12)
Andrea Hunt	67,228(13)
Eddie Williams	73,804(14)
Errol B. De Souza	71,133(15)
Geoffrey Ling	59,401(16)
Jeanne Y. Jew	9,333(17)
Sharon Tetlow	31,246(18)
All Directors and Executive Officers as a Group (9 persons)	1,088,902
*	Indicates less than 1% of class.
(1)
The information reported is based on a Schedule 13G/A filed with the SEC on February 14, 2022. The shares are held directly by Nantahala Capital Management, LLC (“Nantahala”). Wilmot B. Harkey and Daniel Mack, as managing members of Nantahala, may be deemed to have shared voting and dispositive power of these shares. The principal business address of Nantahala is 130 Main St. 2nd Floor, New Canaan, CT 06840.

(2)
The information reported is based on a Schedule 13D/A filed jointly by JEC II Associates, LLC (“JEC II”), The Heidi S. Shippell-Heiland 2008 Irrevocable Trust (the “Trust”) and Michael Torok with the SEC on July 1, 2022. JEC II directly holds, and has sole voting and dispositive power over, 1,550,000 shares. The Trust directly holds, and has sole voting and dispositive power over, 250,000 shares. Michael Torok directly holds, and has sole voting and dispositive power over, 2,505,000 shares, of which 705,000 shares are owned directly. Michael Torok is the manager of JEC II and the trustee of the Trust, and as such, may be deemed to beneficially own the shares held by JEC II and the Trust. The principal business address of each of JEC II, the Trust and Michael Torok is 68 Mazzeo Drive, Randolph, Massachusetts 02368.

(3)
The information reported is based on a Schedule 13D/A filed jointly by JDS 1, LLC (“JDS1”), CCUR Holdings, Inc (“CCUR Holdings”), CIDM II, LLC (“CIDM II”), Julian D. Singer, David S. Oros, Shelly C. Lombard, Matthew Stecker and Igor Volshteyn with the SEC on June 17, 2022. JDS1 may be deemed the beneficial owner of 2,014,832 shares comprised of (i) the1,131,577 shares beneficially owned and held directly by JDS1, and (ii) as an affiliate of CCUR, the 883,255 shares beneficially owned and held directly by CCUR. CCUR beneficially owned 883,255 shares, which shares are held directly by CCUR. CIDM II, as the asset manager to CCUR, may be deemed the beneficial owner of the 883,255 Shares beneficially owned by CCUR. Julian Singer, as the managing member of JDS1 and CIDM II, may be deemed the beneficial owner of 2,014,832 shares of Common Stock. Julian Singer does not own any shares directly. Mr. Oros beneficially owned 388,600 Shares, which shares are held directly by him. None of Ms. Lombard and Messrs. Stecker and Volshteyn beneficially owned any shares. The principal business address of each of JDS1, CIDM II, and Julian Singer is 2200 Fletcher Avenue, Suite 501, Fort Lee, New Jersey 07024. The address of the principal office of CCUR is 3800 N Lamar Boulevard, Suite 200, Austin, Texas 78756. The address of the principal office of Mr. Oros is 702 W. Lake Avenue, Baltimore, Maryland 21210. The address of the principal office of Ms. Lombard is 44 Morse Avenue, Bloomfield, NJ 07003. The address of the principal office of Mr. Stecker is c/o Evolving Systems, Inc., 9800 Pyramid Court, Suite 400, Englewood, CO 80112. The address of the principal office of Mr. Volshteyn is c/o CCUR Holdings, Inc., 3800 N Lamar Boulevard, Suite 200, Austin, Texas 78756.

(4)
The information reported is based on a Schedule 13G filed by Assenagon S.A. and Assenagon Asset Management S.A. with the SEC on January 18, 2022. Assenagon Asset Management S.A. is a subsidiary of Assenagon S.A. Assenagon Asset Management S.A. is the investment manager of Invesco Markets PLC, a UCITS investment fund established under the laws of Ireland and an umbrella fund to various index tracking sub-funds. Invesco Markets PLC has delegated sole investment and voting power to its Management Company, Invesco Investment Management Limited, which has sub-delegated those powers to Assenagon Asset Management S.A. As a result, Assenagon S.A. and Assenagon Asset Management S.A. may be deemed to beneficially own the shares held by Invesco Markets PLC.

(5)
The information reported is based on a Schedule 13G filed with the SEC on March 4, 2022. The shares are held directly by Laurence W. Lytton. The principal business address of Mr. Lytton is 467 Central Park West, New York, NY 10025.

(6)
The information reported is based on a Schedule 13G filed jointly by Renaissance Technologies LLC (“Renaissance”) and Renaissance Technologies Holdings Corporation (“Renaissance Holdings”) with the SEC on February 11, 2022. The shares are held directly by Renaissance. Renaissance Holdings is the majority owner of Renaissance and as such, may be deemed to beneficially own the shares held by Renaissance. Renaissance and Renaissance Holdings have sole voting power over 1,347,877 shares held by Renaissance and shared dispositive power over 1,771,908 shares held by Renaissance. The principal business address of Renaissance and Renaissance Holdings is 800 Third Avenue, New York, New York 10022.

(7)
The information reported is based on a Schedule 13G filed jointly by OrbiMed Capital LLC (“OrbiMed Capital”) and OrbiMed Advisors LLC (“OrbiMed Advisors”) with the SEC on February 11, 2022. OrbiMed Capital directly holds, and has sole voting and dispositive power over, 1,350,602 shares. OrbiMed Advisors directly holds, and has shared voting and dispositive power over, 378,800 shares. OrbiMed Capital and OrbiMed Advisors directly hold such shares on behalf of other persons who have the right to receive or the power to direct the receipt of dividends from, or proceeds from the sale, of such shares. OrbiMed Capital and OrbiMed Advisors exercise investment and voting power over the shares through a management committee comprised of Carl L. Gordon, Sven H. Borho, and W. Carter Neild, each of whom disclaims beneficial ownership of such shares. The principal business address of OrbiMed Capital and OrbiMed Advisors is 601 Lexington Avenue, 54th Floor, New York, NY 10022.

(8)
Includes (i) 8,456 shares held by the Usman Family Trust, of which Dr. Usman is a co-trustee with Susan L. Usman, (ii) 1,168 shares held in an IRA, and (iii) 647,637 shares issuable upon the exercise of options that are vested and exercisable within 60 days of July 15, 2022.

(9)	Includes 101,261 shares issuable upon the exercise of options that are vested and exercisable within 60 days of July 15, 2022.
(10)	Includes 5,667 shares issuable upon the exercise of options that are vested and exercisable within 60 days of July 15, 2022.
(11)
Includes (i) 23,390 shares held by the Howard and Gillian Levy Revocable Trust dated November 21, 1994, and (ii) 183,905 shares issuable upon the exercise of options that are vested and exercisable within 60 days of July 15, 2022.

(12)	Includes (i) 24,215 shares held by the Lawlor Family Trust UAD 4-17-00, and (ii) 40,500 shares issuable upon the exercise of options that are vested and exercisable within 60 days of July 15, 2022.
(13)	Includes 39,000 shares issuable upon the exercise of options that are vested and exercisable within 60 days of July 15, 2022.
(14)	Includes 39,000 shares issuable upon the exercise of options that are vested and exercisable within 60 days of July 15, 2022.
(15)	Includes 41,332 shares issuable upon the exercise of options that are vested and exercisable within 60 days of July 15, 2022.
(16)	Includes 27,611 shares issuable upon the exercise of options that are vested and exercisable within 60 days of July 15, 2022.
(17)	Represents 9,333 shares issuable upon the exercise of options that are vested and exercisable within 60 days of July 15, 2022.
(18)	Includes 27,611 shares issuable upon the exercise of options that are vested and exercisable within 60 days of July 15, 2022.

The following table sets forth certain information as of December 31, 2021 with respect to the Company’s equity compensation plans and standalone options.
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options Warrants and Rights (A)	Weighted-Average Exercise Price of Outstanding Options (B)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (A)) (C)
Equity compensation plans approved by security holders(1)	2,599,201	$7.62	3,566,260(2)
Equity compensation plans not approved by security holders(3)	7,429	$32.17	—
Total	2,606,630	$39.79	3,566,260
(1)	Includes shares issued or issuable upon the exercise of stock option or other stock-based awards under the 2018 Plan, the 2015 Plan and the 2006 Plan.
(2)
Includes 3,330,791 shares available for issuance under the 2018 Plan and 235,469 shares available for issuance under the ESPP, including shares subject to purchase during the current purchase period, which commenced on February 10, 2022 (the exact number of which will not be known until the purchase date on August 9, 2022). In addition, the ESPP provides for an annual increase to the number of shares of our common stock available for issuance thereunder on the first business day of each calendar year, equal to the lesser of (x) 120,000 shares, (y) 1.0 percent of the number of shares of our common stock outstanding as of the last day of the immediately preceding calendar year, and (z) a lesser number of shares determined by the ESPP administrator.

(3)
Includes an aggregate of 763 shares issuable upon the exercise of standalone options with a weighted average exercise price of $114.00, issued to Dr. Hansoo Keyoung by Catalyst and assumed in connection with the merger. Also includes 6,666 shares issuable upon the exercise of a standalone option with an exercise price of $22.80, issued to Dr. Levy, as a material inducement to the decision of Dr. Levy to accept employment as Chief Medical Officer of the Company.

DELINQUENT SECTION 16(A) REPORTS
Section 16(a) of the Exchange Act requires our officers and directors, and persons who own more than 10 percent of a registered class of our equity securities, (“Reporting Persons”) to file with the SEC reports of ownership and reports of changes in ownership of our Common Stock and our other equity securities. Reporting Persons are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. Based solely on our review of such reports received or written representations from certain Reporting Persons, to the Company’s knowledge, all Reporting Persons complied with all applicable requirements during fiscal year ended December 31, 2021, except for the following: each of Messrs. Lawlor, Ling, Williams and Mses. Hunt and Tetlow had one report related to the granting of options on June 9, 2021 that was in each case inadvertently filed late on July 1, 2021.

WHERE YOU CAN FIND MORE INFORMATION
We are subject to the informational requirements of the Exchange Act, and, in accordance therewith, file electronically with the SEC our annual, quarterly and current reports, proxy statements and other information. We make available on our website at www.catalystbiosciences.com, free of charge, copies of these reports, as soon as reasonably practicable after we electronically file such material with, or furnish it to, the SEC. The SEC maintains a website that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC. The address of that website is www.sec.gov. The information in or accessible through the websites referred to above are not incorporated into, and are not considered part of, this proxy statement. Further, our references to the URLs for these websites are intended to be inactive textual references only.
You should rely on the information contained in this proxy statement to vote your shares at the Annual Meeting. We have not authorized anyone to provide you with information that is different from what is contained in this proxy statement. This proxy statement is dated July   , 2022. You should not assume that the information contained in this proxy statement is accurate as of any date other than that date, and the mailing of this proxy statement to stockholders at any time after that date does not create an implication to the contrary. This proxy statement does not constitute a solicitation of a proxy in any jurisdiction where, or to or from any person to whom, it is unlawful to make such proxy solicitations in such jurisdiction.

ANNUAL REPORT TO STOCKHOLDERS
The Company’s Annual Report to Stockholders, including the Annual Report on Form 10-K for the year ended December 31, 2021, as amended, is being furnished together with this Proxy Statement. Our Annual Report to Stockholders, this proxy statement and other proxy materials are available at www.proxyvote.com. We will also make available our Annual Report on the “Investors” page of our website at www.catalystbiosciences.com. Upon written request by any stockholder to our Secretary, at 611 Gateway Blvd., Suite 710, South San Francisco, CA 94080, a copy of the Annual Report to Stockholders will be furnished without charge, and a copy of any or all exhibits to the Annual Report on Form 10-K will be furnished for a fee that will not exceed the reasonable expenses in furnishing those exhibits. The Company’s SEC filings also are available to the public at the SEC’s website at www.sec.gov. The information on the Company’s website and the SEC’s website are not part of this proxy statement.

OTHER MATTERS
We have no knowledge of any other matters that may come before the Annual Meeting and do not intend to present any other matters. However, if any other matters shall properly come before the meeting or any adjournment, it is the intention of the persons named in the enclosed WHITE proxy card to vote the shares they represent as the Board may recommend.
It is important that your shares be represented at the Annual Meeting, regardless of the number of shares you hold. You are therefore urged to vote via the internet or by phone or, if you have received a paper WHITE proxy card, to mark, sign, date, and return the WHITE proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose.
If you have any questions or require any assistance with voting your shares, or would like directions to the location of the meeting, please contact our proxy solicitor at the telephone numbers or address set forth below:
D.F. King & Co., Inc.
48 Wall Street, 22nd Floor
New York, New York 10005
Brokers and Banks Call Collect: 212-269-5550
All Others Call Toll-Free: (866) 207-2239
Email: CBIO@dfking.com
By order of the Board,
Nassim Usman, Ph.D.
President and Chief Executive Officer
South San Francisco, California
July   , 2022

APPENDIX A
Supplemental Information Regarding Participants
The following tables (“Director and Nominees” and “Officers and Employees”) set forth the name and business address of our directors and nominees, and the name, present principal occupation, and business address of our officers and employees who, under the rules of the Securities and Exchange Commission, are considered to be participants in our solicitation of proxies from our stockholders in connection with our 2022 Annual Meeting of Stockholders (collectively, the “Participants”).
Directors and Nominees
The principal occupations of our continuing directors and nominees are set forth under the section titled “Proposal No. 1—Election of Directors” of this proxy statement. The name and business address of the organization of employment of our directors and nominees are as follow:
Nominees	Business Address
Augustine Lawlor	611 Gateway Blvd, Suite 710, South San Francisco 94080
Geoffrey Ling, M.D., Ph.D.	611 Gateway Blvd, Suite 710, South San Francisco 94080
Eddie Williams	611 Gateway Blvd, Suite 710, South San Francisco 94080

Continuing Directors	Business Address
Errol B. De Souza, Ph.D.	611 Gateway Blvd, Suite 710, South San Francisco 94080
Andrea Hunt	611 Gateway Blvd, Suite 710, South San Francisco 94080
Jeanne Y. Jew	611 Gateway Blvd, Suite 710, South San Francisco 94080
Sharon Tetlow	611 Gateway Blvd, Suite 710, South San Francisco 94080
Nassim Usman, Ph.D.	611 Gateway Blvd, Suite 710, South San Francisco 94080
Officers and Employees
The principal occupations of our executive officers and employees who are considered Participants are set forth below. The principal occupation refers to such person’s position with the Company, and the business address for each person is 611 Gateway Boulevard, Suite 710, South San Francisco, California 94080.
Executive Officers
Nassim Usman, Ph.D.	President and Chief Executive Officer
Seline Miller	Interim Chief Financial Officer
Except as set forth in this proxy statement (including the Appendices hereto), (1) none of the Participants are, or was within the past year, a party to any contract, arrangements or understandings with any person with respect to any securities of the registrant, including, but not limited to joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies, and (2) none of the Participant nor any of its or his “associates” (which term, for purposes of this proxy statement, shall have the meaning ascribed thereto in Rule 14a-1 of Regulation 14A of the Exchange Act) is a party to any arrangement or understanding with any person with respect to any future employment by the Company or its affiliates, or with respect to any future transactions to which the Company or any of its affiliates will or may be a party.
Information Regarding Ownership of Company Securities by Participants
The number of shares of Catalyst Biosciences, Inc. held by our directors and named executive officers as of July 15, 2022, including the number of securities for which beneficial ownership may be acquired within 60 days of such date are set forth in the section titled “Security Ownership of Certain Beneficial Owners and Management” of this proxy statement.
The following table sets forth the number of shares held as of July 15, 2022, including the number of securities for which beneficial ownership may be acquired within 60 days of July 15, 2022, by our continuing directors, director nominees, executive officers and other employees who are deemed Participants in our solicitation of proxies. Except as described in this Proxy Statement, shares of the Company’s Common Stock owned of record by each Participant are also beneficially owned by such Participant.
Participant	Total Beneficially Owned
Augustine Lawlor	89,288
Geoffrey Ling, M.D., Ph.D.	59,401
Eddie Williams	73,804
Errol B. De Souza, Ph.D.	71,133
Andrea Hunt	67,228
Jeanne Y. Jew	9,333
Sharon Tetlow	31,246
Nassim Usman, Ph.D.	678,552
Seline Miller	8,917
Information Regarding Transactions in the Company’s Securities by Participants
The following table sets forth information regarding purchases and sales of the Company’s securities by each Participant from July   , 2020 through July   , 2022. All transactions were in the public market or pursuant to our equity incentive plans. No part of the purchase price or market value of these securities is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities.
Name	Transaction Date	Number of Shares	Transaction Description
Augustine Lawlor	08/31/2020	(24,215)	Shares moved to Trust
	10/1/2020	5,014	Shares in Lieu of Fees
	01/05/2021	3,417	Shares in Lieu of Fees
	04/01/2021	4,761	Shares in Lieu of Fees
	06/09/2021	14,000	Option Grant
	07/01/2021	5,542	Shares in Lieu of Fees
	10/01/2021	5,839	Shares in Lieu of Fees
Geoffrey Ling, M.D., Ph.D.	10/1/2020	2,616	Shares in Lieu of Fees
	01/05/2021	1,782	Shares in Lieu of Fees
	04/01/2021	2,331	Shares in Lieu of Fees
	06/09/2021	14,000	Option Grant
	07/01/2021	2,713	Shares in Lieu of Fees
	10/01/2021	2,858	Shares in Lieu of Fees
	01/07/2022	12,855	Shares in Lieu of Fees
Sharon Tetlow	06/09/2021	14,000	Option Grant
Jeanne Y. Jew	09/09/2021	28,000	Option Grant
Eddie Williams	10/1/2020	1,380	Shares in Lieu of Fees
	01/05/2021	940	Shares in Lieu of Fees
	04/01/2021	1,215	Shares in Lieu of Fees
	06/09/2021	14,000	Option Grant
	07/01/2021	1,414	Shares in Lieu of Fees
	10/01/2021	2,980	Shares in Lieu of Fees
	01/07/2022	12,308	Shares in Lieu of Fees
Errol B. De Souza, Ph.D.	10/01/2020	3,125	Shares in Lieu of Fees
	01/05/2021	2,129	Shares in Lieu of Fees
	04/01/2021	2,926	Shares in Lieu of Fees
	07/01/2021	3,406	Shares in Lieu of Fees
	10/01/2021	3,588	Shares in Lieu of Fees

Name	Transaction Date	Number of Shares	Transaction Description
Andrea Hunt	10/01/2020	2,761	Shares in Lieu of Fees
	01/05/2021	1,881	Shares in Lieu of Fees
	04/01/2021	2,480	Shares in Lieu of Fees
	06/09/2021	14,000	Option Grant
	07/01/2021	2,886	Shares in Lieu of Fees
	10/01/2021	1,824	Shares in Lieu of Fees
	01/07/2022	7,521	Shares in Lieu of Fees
Nassim Usman, Ph.D.	8/10/2020	582	ESPP Purchase
	2/9/2021	582	ESPP Purchase
	4/5/2021	5,000	Option Exercise
	8/9/2021	867	ESPP Purchase
	2/9/2022	3,250	ESPP Purchase
Seline Miller	2/9/2022	3,250	ESPP Purchase

APPENDIX B

Charter Amendment

THIRD CERTIFICATE OF AMENDMENT OF THE FOURTH AMENDED AND
RESTATED CERTIFICATE OF INCORPORATION

OF

CATALYST BIOSCIENCES, INC.
The undersigned, Nassim Usman, Ph.D., hereby certifies that:
1. The undersigned is the duly elected and acting President and Chief Executive Officer of Catalyst Biosciences, Inc., a Delaware corporation.
2. The name of this corporation is Catalyst Biosciences, Inc. and that this corporation was originally incorporated pursuant to the General Corporation Law of the State of Delaware on March 7, 1997 under the name Targacept, Inc. This Fourth Amended and Restated Certificate of Incorporation of this corporation was originally filed with the Secretary of State of Delaware on April 18, 2006, a Certificate of Amendment of the Fourth Amended and Restated Certificate of Incorporation was filed with the Secretary of State of Delaware on August 20, 2015 and a Second Certificate of Amendment of the Fourth Amended and Restated Certificate of Incorporation was filed with the Secretary of State of Delaware on February 10, 2017.
3. Pursuant to Section 242 of the General Corporation Law of the State of Delaware, this Third Certificate of Amendment of the Fourth Amended and Restated Certificate of Incorporation (this “Certificate of Amendment”) amends Sections 1 and 2 of Article SEVENTH of this corporation’s Fourth Amended and Restated Certificate of Incorporation (the “Restated Certificate”) to read in its entirety as follows:
“1. Subject to any rights of the holders of any series of Preferred Stock to elect additional directors under specified circumstances, the number of directors shall be fixed from time to time exclusively by the Board. Directors elected prior to the 2023 annual meeting of stockholders of the corporation, other than those who may be elected by the holders of any series of Preferred Stock under specified circumstances, shall be divided into three classes, as nearly equal in number as possible, with the term of office of on class expiring each year. Except as otherwise provided in this Article SEVENTH, each director of each class shall hold office for a term to expire at each third succeeding annual meeting of stockholders after such election and with each director to hold office until his or her successor shall have been duly elected and qualified. Each director elected at and after the 2023 annual meeting of stockholders, other than those who may be elected by the holders of any series of Preferred Stock under specified circumstances, shall hold office for a term expiring at the next annual meeting of stockholders, such that from and after the election of directors at the 2025 annual meeting of stockholders of the corporation, the Board shall cease to be classified; provided, however, that each director shall hold office until the next election of the class, if any, for which such director shall have been chosen (or, if the Board is not divided into classes, until the next annual meeting of shareholders for the election of directors) and until such director’s successor shall have been duly elected and qualified, or until such director’s earlier death, resignation or removal.
2. Newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the Board resulting from death, retirement, resignation, removal from office or other cause may be filled only by a majority vote of the directors then in office even though less than a quorum, or by a sole remaining director, and not by the stockholders. In the event of a vacancy in the Board, the remaining directors, except as otherwise provided by law or this certificate of incorporation, may exercise the powers of the full Board until the vacancy is filled. No decrease in the number of directors constituting the Board shall shorten the term of any incumbent director.”
3. This Certificate of Amendment has been duly adopted by this corporation’s board of directors and stockholders in accordance with the applicable provisions of Section 242 of the General Corporation Law of the State of Delaware.
[Signature Page Follows]
B-1

IN WITNESS WHEREOF, this Certificate of Amendment has been executed by a duly authorized officer of this corporation at South San Francisco, California on    , 2022.

Nassim Usman, Ph.D., President and Chief Executive Officer
B-2

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your white proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your white proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your white proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

VOTE IN PERSON
You may vote these shares in person by attending the Annual Meeting.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D89020-P78630 KEEP THIS PORTION FOR YOUR RECORDS

THIS WHITE PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

CATALYST BIOSCIENCES, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. To elect three Class 1 directors to hold office until the 2025 annual meeting of stockholders or until their respective successors are elected and qualified:	☐	☐	☐

Nominees:

01) Augustine Lawlor
02) Geoffrey Ling, M.D., Ph.D.
03) Eddie Williams

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

The Board of Directors recommends you vote FOR the following proposal:

	For	Against	Abstain
2. To approve the compensation of the Company's Named Executive Officers in a non-binding advisory vote.	☐	☐	☐

The Board of Directors recommends you vote FOR the following proposal:

	For	Against	Abstain
3. To ratify the appointment of EisnerAmper LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2022.	☐	☐	☐

The Board of Directors recommends you vote AGAINST the following proposal:

The Board of Directors recommends you vote FOR the following proposal:

	For	Against	Abstain
5. To approve an amendment to the Company's Fourth Amended and Restated Certificate of Incorporation, as amended, to provide for the declassification of its Board of Directors.	☐	☐	☐

NOTE: The proxies are authorized to vote in their discretion upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Our Board of Directors recommends that you vote "FOR" all three of the nominees to the Board as set forth in Proposal No. 1 of the Proxy Statement, "FOR" the advisory approval of the compensation of the Company's named executive officers as described in Proposal 2 of the Proxy Statement, "FOR" the ratification of EisnerAmper LLP as our independent registered public accounting firm as described in Proposal 3 of the Proxy Statement, "AGAINST" the advisory vote on the stockholder proposal submitted by JDS1 Group to request that the Board of Directors take the steps necessary to declassify the Board of Directors as set forth in Proposal 4 of the Proxy Statement, and "FOR" the approval of an amendment to the Company's Fourth Amended and Restated Certificate of Incorporation, as amended, to provide for the declassification of its Board of Directors as set forth in Proposal 5.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

D89021-P78630

CATALYST BIOSCIENCES, INC.
Annual Meeting of Stockholders
[TBD], 2022 8:00 A.M. PT
This proxy is solicited on behalf of the Board of Directors

The undersigned stockholder(s) hereby appoint(s) Nassim Usman, Ph.D. and Seline Miller, each as proxies, having full power of substitution and revocation, to vote all of the shares of common stock of, Catalyst Biosciences, Inc., that the undersigned stockholder(s) is/are entitled to vote at said meeting and any adjournment or postponement thereof, on all matters set forth on the reverse side and in its/their discretion upon such other matters as may properly come before the Annual Meeting of Stockholders.

The 2022 Annual Meeting of Stockholders of Catalyst Biosciences, Inc., will be held in person at 611 Gateway Boulevard, Suite 710, South San Francisco, California 94080. Further instructions on how to attend and vote during the Annual Meeting are contained in the Proxy Statement in the sections titled "Questions and Answers About These Proxy Materials and Voting."

The undersigned hereby acknowledge(s) receipt of a copy of Catalyst Biosciences, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2021, as filed with the Securities and Exchange Commission on March 31, 2022, and as amended on May 2, 2022, and the Proxy Statement dated [TBD], 2022. The undersigned hereby expressly revokes any and all proxies heretofore given or executed by the undersigned with respect to the shares of stock represented by this proxy and, by filing this proxy with the Secretary of Catalyst Biosciences, Inc., gives notice of such revocation.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Our Board of Directors recommends that you vote "FOR" all three of the nominees to the Board as set forth in Proposal No. 1 of the Proxy Statement, "FOR" the advisory approval of the compensation of the Company's named executive officers as set forth in Proposal 2 of the Proxy Statement, "FOR" the ratification of EisnerAmper LLP as our independent registered public accounting firm as set forth in Proposal 3 of the Proxy Statement, "AGAINST" the advisory vote on the stockholder proposal submitted by JDS1 Group to request that the Board of Directors take the steps necessary to declassify the Board of Directors as set forth in Proposal 4 of the Proxy Statement, and "FOR" the approval of an amendment to the Company's Fourth Amended and Restated Certificate of Incorporation, as amended, to provide for the declassification of its Board of Directors as set forth in Proposal 5. This proxy may be revoked at any time prior to the time it is voted.

Continued and to be signed on reverse side